UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting material Pursuant to §240.14a-12

Buffalo Wild Wings, Inc.

(Name of Registrant as Specified In Its Charter)

MARCATO CAPITAL MANAGEMENT LP

MARCATO INTERNATIONAL MASTER FUND LTD.

MARCATO SPECIAL OPPORTUNITIES MASTER FUND LP

SCOTT O. BERGREN

RICHARD T. MCGUIRE III

SAM ROVIT

EMIL LEE SANDERS

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On May 11, 2017, Marcato Capital Management LP delivered a presentation and supplementary materials to Institutional Shareholder Services, Inc. The presentation is attached hereto as Exhibit 1. The supplementary materials are attached hereto and include an analysis of total shareholder return (Exhibit 2), quotes from research analysts (Exhibit 3) and submissions to http://www.winningatwildwings.com (Exhibit 4).

Exhibit 1 BUFFALO WILD WINGS MAY 2017

DISCLAIMER
1
The views expressed in this presentation (the “Presentation”) represent the opinions of Marcato Capital Management LP and/or certain affiliates (“Marcato”)
and the investment funds it manages that hold shares in Buffalo Wild Wings, Inc. (the “Company”). This Presentation is for informational purposes only, and it does not have regard to the specific investment objective, financial situation, suitability or particular need of any specific person who may receive the
Presentation, and should not be taken as advice on the merits of any investment decision. The views expressed in the Presentation represent the opinions of
Marcato, and are based on publicly available information and Marcato analyses. Certain financial information and data used in the Presentation have
been derived or obtained from filings made with the Securities and Exchange Commission (“SEC”) by the Company or other companies that Marcato
considers comparable. Marcato has not sought or obtained consent from any third party to use any statements or information indicated in the Presentation as having been obtained or derived from a third party. Any such statements or information should not be viewed as indicating the support of such third
party for the views expressed in the Presentation. Information contained in the Presentation has not been independently verified by Marcato, and Marcato
disclaims any and all liability as to the completeness or accuracy of the information and for any omissions of material facts. Marcato disclaims any obligation to correct, update or revise the Presentation or to otherwise provide any additional materials. Neither Marcato nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy, fairness or completeness of the information contained herein and the recipient agrees
and acknowledges that it will not rely on any such information. Marcato recognizes that the Company may possess confidential information that could lead it to disagree with Marcato’s views and/or conclusions.
Funds managed by Marcato currently beneficially own, and/or have an economic interest in, shares of the Company. These funds are in the business of
trading—
buying and selling—securities. Marcato may buy or sell or otherwise change the form or substance of any of its investments in any manner permitted by law and expressly disclaims any obligation to notify any recipient of the Presentation of any such changes. There may be developments in the future that cause funds managed by Marcato to engage in transactions that change the beneficial and/or economic interest in the Company.
The Presentation may contain forward-looking statements which reflect Marcato’s views with respect to, among other things, future events and financial performance. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if Marcato’s underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Marcato that the future plans, estimates or expectations contemplated will ever be achieved.
The securities or investment ideas listed are not presented in order to suggest or show profitability of any or all transactions.
There should be no assumption
that any specific portfolio securities identified and described in the Presentation were or will be profitable. Under no circumstances is the Presentation to be used or considered as an offer to sell or a solicitation of an offer to buy any security, nor does the Presentation constitute either an offer to sell or a solicitation of an offer to buy any interest in funds managed by Marcato. Any such offer would only be made at the time a qualified offeree receives the Confidential
Explanatory Memorandum of such fund. Any investment in the Marcato Funds is speculative and involves substantial risk, including the risk of losing all or
substantially all of such investment.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS
2
Marcato International Master Fund Ltd. (“Marcato International”), together with the other participants in Marcato International’s proxy solicitation, have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying WHITE proxy card to be used to solicit proxies in connection with the 2017 annual meeting of shareholders (the “Annual Meeting”) of Buffalo Wild Wings, Inc. (the “Company”). Shareholders are advised to read the proxy statement and any other documents related to the solicitation of shareholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in Marcato International’s proxy solicitation. These materials and other materials filed by Marcato International with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Marcato International with the SEC are also available, without charge, by directing a request to Marcato International’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834 (banks and brokers may call collect at (212) 750-5833).
The participants in the proxy solicitation are Marcato International, Marcato Capital Management LP, Marcato Special Opportunities Master Fund LP
(“Marcato Special Opportunities Fund”), Emil Lee Sanders, Richard T. McGuire III, Sam Rovit and Scott O. Bergren (collectively, the “Participants”).
As of the date hereof, Marcato International directly owns 950,000 shares of common stock, no par value, of the Company (the “Common Stock”), representing approximately 5.9% of the outstanding shares of Common Stock and Marcato Special Opportunities Fund directly owns 32,600 shares of
Common Stock, representing approximately 0.2% of the outstanding shares of Common Stock.
In addition, Marcato Capital Management LP, as the investment manager of Marcato International and Marcato Special Opportunities
Fund, may be
deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the shares of Common Stock
held by Marcato and Marcato Special Opportunities Fund, therefore, may be deemed to be the beneficial owner of such shares. By virtue of Mr. McGuire’s position as the managing partner of Marcato Capital Management LP, Mr. McGuire may be deemed to have the shared power to vote
or
direct the vote
of (and the shared power to dispose or direct the disposition of) the shares of Common Stock held by Marcato International and Marcato Special
Opportunities Fund and, therefore, Mr. McGuire may be deemed to be the beneficial owner of such shares.

BUFFALO WILD WINGS (“BWLD”): A GROWING, DISTINCTIVE RESTAURANT BRAND
Differentiated concept focused on “wings, beer,
and sports”
~1,200 units with long-term potential to grow to
1,700 units in US & Canada and 400+ units
internationally (75% future unit growth)
3
Consensus Estimates:
2017E EPS: ~$5.76 per share
2017E EBITDA: ~$305 million
Valuation (’17E):
P / E: 26.8x
EV / EBITDA: 8.8x
Ticker: “BWLD”
Recent Stock Price: $155
Source:
Company filings, CapitalIQ.  Market data as of 4/19/17, the last day before Marcato’s definitive proxy filing.
Capitalization:
Market Cap: $2.5 billion
Enterprise Value: $2.7 billion

WHY WE INVESTED IN BUFFALO WILD WINGS
Differentiated concept with long runway for growth
SSS declines, operational missteps, and poor capital
allocation have hurt shares
Opportunity to create substantial shareholder value by:
1)
Improving “4-wall” profitability and returns
2)
Transitioning to a 90%+ franchised model
3)
Optimizing capital structure
4

Highlights from Marcato’s Campaign 5

Total Shareholder Return
1- Year
3- Year
5- Year
S&P 500 Index
14%
34%
89%
NASDAQ Index
20%
48%
108%
S&P 600 Restaurants Index
13%
53%
167%
Proxy Peer Median
11%
30%
103%
Buffalo Wild Wings
10%
10%
84%
Underperformance vs. S&P 500
(4%)
(23%)
(5%)
Underperformance vs. NASDAQ
(11%)
(38%)
(24%)
Underperformance vs. S&P 600 Restaurants
(3%)
(42%)
(83%)
Underperformance vs. Proxy Peer Median
(2%)
(20%)
(19%)
BWLD’S SHARES HAVE UNDERPERFORMED AGAINST RELEVANT BENCHMARKS
6
SUMMARY OF SHAREHOLDER RETURNS
“We believe the stock performance is compelling evidence of the effectiveness of the Board and management”
-Buffalo Wild Wings Media Statement, 3/8/17
Source:
Company filings, CapitalIQ. Market data as of 4/19/17, the last day before Marcato’s definitive proxy filing.
Note:
Proxy peers include BJRI, BLMN, BOBE, EAT, CAKE, CMG, CBRL, PLAY, DIN, DPZ, DNKN, FIVE, PNRA, RRGB, RT, TXRH, and ULTA.  Total shareholder return for proxy peer group uses the median return for applicable peers over each timeframe.

BWLD’S SHARE PRICE HAS REACTED FAVORABLY TO MARCATO’S CALL FOR CHANGE
7
SHARES JUMPED ~+20% IN THE WEEK WE FILED OUR 13-D
Marcato’s 13D Filing
on 7/25/16:
13-D filed intra-day
Prior close: $141
BWLD reported Q2’16
earnings on 7/26/16:
SSS: -2.1% vs. -0.5% est.
“4-wall” margins
contracted 90bps YoY
EPS: $1.27 vs. $1.25 est.:
Low-quality “beat”
driven by reduced SBC
from decreased bonuses
SHARES UP +6% UPON CALL FOR CEO RESIGNATION
Source:
CapitalIQ, Bloomberg.
Marcato’s DEFC14A Filing
on 4/20/17:
Sent letter to BWLD
shareholders seeking
resignation of CEO Sally
Smith
Released presentation
highlighting validation
from third parties of the
need for change
$170
$130
$135
$140
$145
$150
$155
$160
$165
$170
$175
7/1/16
7/7/16
7/13/16
7/19/16
7/25/16
7/31/16
$163
$150
$152
$154
$156
$158
$160
$162
$164
4/1/17
4/7/17
4/13/17
4/19/17
4/25/17

STOCK PERFORMANCE DECOUPLED FROM FUNDAMENTALS FOLLOWING MARCATO’S 13D
8
Source:
CapitalIQ, Bloomberg. Market data as of 4/19/17, the last day before Marcato’s definitive proxy filing.
Marcato’s
13D
Filing
on
7/25/16:
Shares
have
clearly
been
supported
by
a
floor
following
our
public
involvement…
…Despite a precipitous drop in
estimated future earnings power
$5.50
$6.00
$6.50
$7.00
$7.50
$8.00
$8.50
$9.00
$9.50
$65
$85
$105
$125
$145
$165
$185
$205
Apr-14
Oct-14
Apr-15
Oct-15
Apr-16
Oct-16
Apr-17
BWLD Closing Share Price
Consensus EPS -
FY'17

9
SAME-STORE SALES GROWTH, TRAFFIC, AND MARGINS HAVE ALL DETERIORATED
SSS GROWTH IS AT LOWEST LEVELS IN OVER A DECADE, DUE TO DEEP & ACCELERATING DECLINES IN TRAFFIC AND MIX
MARCATO BELIEVES “4-WALL” MARGINS HAVE SUFFERED DUE TO EXPENSE MISMANAGEMENT
Q1            Q2             Q3             Q4
Q4
2016
‘13
Q1           Q2            Q3            Q4
2015
2014
Source:
Company filings, Wall Street research.
(1)
Underperformance relative to industry refers to Knapp-Track.
Q1            Q2             Q3             Q4
Q4
2016
‘13
Q1           Q2            Q3            Q4
2015
2014
-590 bps
since
Q1’14
peak
(5.4%)
(5.2%)
(5.6%)
(4.8%)
(2.1%)
0.0%
0.4%
2.7%
2.5%
4.1%
5.1%
4.5%
3.9%
1.4%
3.4%
3.5%
3.1%
4.0%
3.9%
3.8%
4.3%
3.4%
1.9%
2.6%
2.1%
1.3%
(4.0%)
(1.8%)
(2.
1%)
(1.7%)
1.9%
3.9%
4.2%
7.0%
5.9%
6.0%
7.7%
6.6%
5.2%
Menu Price Adjustments
Traffic, Mix & Other
15.6%
17.6%
17.9%
19.5%
18.6%
18.2%
18.8%
18.9%
17.7%
18.4%
20.3%
21.5%
19.8%
"4-Wall" Margins
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4

WHEN GROWTH SLOWED, BWLD ACQUIRED FRANCHISED STORES FOR HIGH MULTIPLES
10
Total
Acquisition
Expense
$33.7m
$43.6m
$4.3m
$30.5
$205.2m
# Units
Acquired:
Avg. Replacement
Cost: $2,300
Source:
Company filings, Marcato estimates.  Franchise rights for Rusty Taco included in purchase price.  2014 calculation assumes full ownership of all restaurants acquired.
(1)
2015 acquisition included franchise rights of $99m.
BWLD’s franchisee acquisitions in 2015 valued acquired stores ~80% above prior four-
year average and ~50% above replacement cost
18
18
3
15
59
$1,875
$2,421
$1,432
$2,033
$3,478
(1)
2011
2012
2013
2014
2015
-
Avg.
Purchase
Price
per
Company
-Operated
Restaurant
ESTIMATED ACQUISITION COST PER RESTAURANT | 2011 –
2016

MARCATO’S KEY RECOMMENDATIONS TO BWLD
11
I.
Improve “4-Wall” Profitability and Returns
Transition to a 90% Franchised Model
Optimize Capital Structure
II.
III.
STRATEGIC & FINANCIAL DRIVERS
IMPACT TO VALUE
Improve
Returns on Capital
Reduce
Cost of Capital
Create
Economic Value
+
=

12
INDUSTRY EXPERTS SEE MULTIPLE WAYS TO IMPROVE MARGINS
Source:
Marcato’s presentation to BWLD management from June 2016, external consultants.
A
major
consulting
firm
that
evaluated
BWLD
at
Marcato’s
request
identified
several
areas
for
potential
margin
improvement
equivalent
to
275
–
600bps
Address Food Costs
Menu design, protein management and
waste mitigation
50 to 100 basis points
Labor and staffing efficiencies
Optimization of staffing between floor and
kitchen
50 to 100 basis points
Procurement
Purchasing leverage, reduce non value
added costs
75 to 125 basis points
Spans & Layers
Operational control bands to manage
company owned and franchised units
25 to 150 basis points
Franchise Management
Domestic vs. international focus and
service level
25 to 50 basis points
Other Concepts
Determine value add of being part of
BWLD
50 to 75 basis points
COST
SG&A

13
WALL STREET ANALYST: “[FRANCHISEES] CURRENTLY GENERATE STORE MARGINS THAT ARE
UP TO 1000BP STRONGER THAN BWLD COMPANY STORES”
“[Franchisees]
generate
much
stronger
store
margins
even
after
paying
royalties
and advertising fees to BWLD corporate”
–Jim Sanderson, Arthur Wood, 3/28/17
Source:
Company filings, Wall Street research.
Note:
“Food, beverage & packaging” refers to “cost of sales” line item for BWLD and “food, beverage and packaging” costs line item for the largest
BWLD
franchisee
(also
referred
to
henceforth
as
“SAUC”).
“Labor”
costs
refer
to
“labor”
line
item
for
BWLD
and
“compensation
costs”
for
SAUC.  Other operating costs for SAUC add back the 5% royalty paid to BWLD for comparability.
BWLD’S LARGEST FRANCHISEE’S “4-WALL” MARGINS ARE MATERIALLY HIGHER THAN BWLD’S
Largest BWLD
Franchisee
The real margin gap is even larger than reported: BWLD’s COGS and rent are “subsidized”
by vendor rebates on franchisee purchases & significant RE ownership
The real margin gap is even larger than reported: BWLD’s COGS and rent are “subsidized”
by vendor rebates on franchisee purchases & significant RE ownership
RESTAURANT OPERATING EXPENSES AS A % OF RESTAURANT SALES
Fiscal Year 2016
Differential
Food, beverage & packaging
28.1%
29.9%
(175 bps)
Labor
24.8%
31.7%
(686 bps)
Occupancy
6.8%
5.8%
107 bps
Other operating costs, adj. for 5% royalty
15.9%
15.1%
85 bps
"4-Wall" Margin
24.3%
17.7%
(669 bps)

14
HIGHLY FRANCHISED COMPANIES TRADE AT HIGHER MULTIPLES
70+% mix = higher
multiples
BWLD is one of few “in
the middle”
BWLD’s growth would
command a premium
multiple if it were more
highly franchised
Source:
(1)
Franchise Mix
=
Margin
=
ROIC
=
Multiple
funded with cash flow, new debt, and the proceeds from refranchising.  Panera cited its engagement in constructive dialogue with Luxor Capital.
(2)
Represents
unaffected
multiples
referring
to
last
days
before
widespread
public
M&A
rumors
(4/2/17
and
2/10/17
for
PNRA
and
PLKI,
respectively).
Company filings, CapitalIQ.  Market data as of 4/19/17.  EBITDA multiples shown on an “NTM” basis, based on Wall Street consensus estimates.
On April 15, 2015, Panera announced progress on its earlier goal of refranchising 50-150 stores in 2015, as well as achieving G&A savings & an increased repurchase program

15
INDUSTRY-LEADING ADVISOR SAYS MAJOR REFRANCHISING IS HIGHLY FEASIBLE
Source:
Marcato’s presentation at Sohn SF in October 2016.
“We are highly confident BWLD could refranchise
their owned stores at a multiple of 6.0x or higher
and estimate a refranchising process to 90%
could take as few as 18-24 months”
–
Cypress Group

WE BELIEVE BWLD’S STOCK PRICE COULD RISE BY
MORE THAN 2-3x
UNDER MARCATO'S PROPOSAL
POTENTIAL
VALUE
CREATION
FOR
BUFFALO
WILD
WINGS|
2016A
–
2021E
Source:
Marcato’s June 2016 presentation to BWLD management.  Market data as of 4/19/17.
Note:
Status quo case from June 2016 assumed no refranchising and no impact from leveraged share buyback announced subsequently by management
49%
63%
72%
81%
90%
90%
~8.5x
13.0x
Franchise
Mix
EV/EBITDA
17.4
13.7
11.8
8.8
7.0
6.6
Basic Share
Count
16
Status Quo
Current / 2016A
2017E
2018E
2019E
2020E
2021E
High: $311 @ 10.0x EBITDA
Mid: $265 @ 8.5x EBITDA
Low: $218 @ 7.0x EBITDA
90% Franchised
High: $458 @ 14.5x EBITDA
Mid: $402 @ 13.0x EBITDA
Low: $346 @ 11.5x EBITDA
+83%
+53%
‘16 -
’21
(62%)
7.3%
9.8%
11.1%
14.5%
21.1%
26.9%
EBIT Margin
+268%
Recent: $155
$100
$175
$250
$325
$400
$475
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21

Righting the Ship Requires New Leadership 17

LET’S BE CLEAR: BWLD MANAGEMENT HAS PROVEN TO BE INCAPABLE OF EXECUTING
18
“4-Wall” profit margins
well below management’s longstanding
goal of 20%
International development targets have been missed & extended by 2-5 years
Loyalty and Tablet Order & Pay
still not fully rolled out, despite
three years of planning and millions of dollars spent
Guest Experience Captains
program has wasted money for nearly
five years, having never produced positive ROI through operating leverage
Sally Smith and her team have failed to hit their own goals for years:
Why should they be given another opportunity to fail?
Management is years behind plan on nearly every strategic priority:

MANAGEMENT’S PLAN REPRESENTS “BUSINESS AS USUAL”
19
Slowing
development
of full-size
units
Takeout and
delivery
Small-footprints
& Urban
locations
In-restaurant
technology
Improve
margins
Stated
Areas of Focus
We doubt that any of management’s goals will be achieved
Abrupt
changes
in
capital
deployment
framework
validate
our
view
that
hundreds
of
millions
of
dollars
had
been
imprudently
deployed
in
low-returning
units
over
the
years
Management
is
unable/unwilling
to
say
whether
these
initiatives
drive
profits,
not
just
sales
Buffalo
Wild
Wings
has
been
unable
to
keep
up
with
Wingstop
in
this
area
Ignoring
the
core
earnings
driver
and
main
brand
engine
(the
~1,230
traditional
units
already
built)
Like
PizzaRev
&
RTaco,
these
are
just
speculative
new
concepts
that
distract
management
from
improving
execution
in
the
core
business
Missed
nearly
every
objective
from
2014
on
technology
rollouts
(mobile
/
tablet
order
&
pay,
POS
rollout, server handhelds, mobile app & rewards program)
No
accountability:
sponsors
of
bungled
tech
(Lee
Patterson
&
Ben
Nelsen)
are
still
in
charge
at
BWLD
Management has been unable to hit its “20% margin target” sustainably for years
Current
bridge
relies
heavily
on
refranchising
&
operating
leverage,
not
improved
execution
CFO
admits
that
targets
were
articulated
to
investors
before
a
credible
plan
was
put
in
place
International
development
Tim
Murphy,
leader
of
int’l
operations,
is
a
company
loyalist
(since
‘88)
with
no
relevant
int’l
experience
Targets
for
400
units
internationally
have
been
perpetually
extended
by
as
much
as
2-5
years
Company
has
extremely
poor
track
record
of
selecting
and
penetrating
new
markets
Source:
Company filings.
Note:
Support for assertions about technology, international, takeout, and diminishing ROIC have been discussed extensively in presentations available at www.WinningAtWildWings.com.

ARE MANAGEMENT AND SHAREHOLDERS FOCUSED ON THE SAME ISSUES?
20
“We
are
surprised
the
Company’s
investor
presentations
continue
to
center
on
tactical
efforts,
like
FastBreak
Lunch and Wing Tuesday, and secondary strategic
priorities, like international development and new
concepts,
rather
than
full
explanations
for
why
traffic
is
declining,
how
costs
will
be
reduced
or
why
the
business
model
is
appropriate.
It
is
not
clear
to
us
the
issues
and
alternatives
are
fully
understood”
–
Chris O’Cull, Keybanc, 2/7/17
Source:
Wall Street research.

EMPLOYEES AND FRANCHISEES EXPRESS SIMILAR VIEWS
21
EMPLOYEES
“Company retains a ‘small-
company’ mentality that is
lacking…structured corporate
processes”
“Buffalo Wild Wings senior
management is taking the
company down a path of no
return”
FRANCHISEES
“[M]y two supervisors –
a direct, and
a vice president -
had NO
restaurant experience”
“To improve the performance of
BWW, I would clean house and get
operators involved in the
management”
“It is my sincerest hope that [BWW]
will heed your company’s structural
and strategic advice”
“[BWW needs] fresh senior
management which has a real
interest in franchisees[’]
profitability”
Source:
Submissions to www.WinningAtWildWings.com.  Quotes shown were previously published in Marcato’s “Third Party Validation” presentation, filed on Form DFAN14A on 4/20/17.

Open Mkt. Transactions
Sales
Purchases
Current + Recent
Insiders
667
1
SENIOR MANAGEMENT
Sally Smith
129
–
James Schmidt
80
–
Judith Shoulak
65
–
TENURED DIRECTORS
J. Oliver Maggard
48
–
James Damian
16
–
Michael Johnson
–
–
Jerry Rose
–
–
Cindy Davis
–
1
RECENTLY-DEPARTED SENIOR MANAGEMENT
Mary Twinem
133
–
Kathleen Benning
73
–
RECENTLY-REPLACED DIRECTORS
Warren Mack
71
–
Dale Applequist
52
–
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
22
HUNDREDS
OF
OPEN
MARKET
SALES
&
ONLY
ONE
OPEN
MARKET
PURCHASE
IN
13+
YEARS
Source:
Company filings as of 3/6/17.
Note:
Open market transactions include outright sales only and do not include shares gifted, transferred, or delivered or withheld for tax purposes, or shares
purchased
through
the
ESPP.
Not
all
individual
sale
transactions
included
in
total
count
of
open
market
transactions
are
depicted
on
timeline due to multiple sales and other transactions occurring on the same day.
Open-market
Sale
Open-market
Purchase
Only
once
in
13+
years
has
a
BWLD
insider
(Cindy
Davis) reached into their own pocket and bought
stock at market value
Since 2003, insiders have constantly sold stock

NOMINATIONS SINCE IPO
MEMBERS SINCE IPO
A CULTURE OF COMPLACENCY:
BOARD APPEARS TO HAVE NO OVERSIGHT OR ACCOUNTABILITY OVER MANAGEMENT
July 2016:
Marcato files 13D
-
Longstanding directors appear to concede all strategic decisions to CEO Sally Smith
-
Financial & legal “advisors” hired by the Company have only defended status quo
-
New directors selected by entrenched Board members to embrace and reinforce status quo
23
Since
we
arrived,
the
Board
has
exhibited
dismissive
and
entrenching
behavior…
-
Company has not produced a single analysis of how status quo creates equity value
-
Management
focused
on
the
easiest
and
smallest
actions
to
help
“win”
proxy
contest
Start of Director Tenure
Durtion
of Director Tenure
Source:
Company filings.
Note:
Names in red indicate directors nominated by the Company for election at the 2017 Annual Meeting.
End of Director Tenure

J. Oliver
Maggard
ONLY ONE OF BWLD’S INDEPENDENT DIRECTOR NOMINEES
HAS WORKED AT A RESTAURANT IN THE PAST DECADE
24
Jerry
Rose
Cindy
Davis
Andre
Fernandez
Hal
Lawton
Harmit
Singh
Janice
Fields
Investment
Banking
Agribusiness
Golf
Media
Big-Box
Retail,
eCommerce
Apparel,
Lodging,
Restaurants
Restaurants
Finance
Supply
Chain
Golf
Equipment
& Media
Finance
and
Strategy
Hardlines
Merchan-
dising
Finance
Franchising
&
Operations
We believe that BWLD’s turnaround should be led by a Board with relevant qualifications in restaurant operations
Directors whose replacement we seek
Directors recently nominated by BWLD
Source:
Company filings.
Note:
Directors
shown
in
order
of
decreasing
tenure,
from
left
to
right.
Directors
shown
exclude
Sally
Smith
(President
&
CEO
of
BWLD)
and
Sam
Rovit,
who was originally nominated by Marcato and whom BWLD has chosen to include on their 2017 nominee slate as well.

OLLIE MAGGARD’S “RESTAURANT EXPERIENCE” IS QUESTIONABLE
25
Prior to this year, the Company cited the following as Ollie Maggard’s “qualifications” to serve on the Board, but never asserted that he had direct restaurant experience
:
“Mr. Maggard has significant financial experience and brings strong leadership to [the Board and the Audit Committee].  He understands the intricacies of restaurant-level financials as well as how they have an impact on the financials of the overall company”
–
Definitive Proxies filed 3/25/16, 3/27/15, 3/28/14, 4/5/13, 3/22/12, 4/4/11, 4/7/10
However, after seven years, the Company decided to add that he has investment experience in “multiple restaurant concepts”:
“Throughout his career, he has advised and invested in numerous consumer oriented businesses, including multiple restaurant concepts.  While reviewing hundreds of investment opportunities each year, he has a thorough understanding of the drivers of value in both public and private companies”
–
Definitive Proxy filed 4/21/17
Mr. Maggard’s now-defunct prior firm, Regent Capital, made just one documented restaurant investment other than in BWLD (in Buca di Beppo)—each over 15 years ago
His current firm, Caymus Equity, has never invested in a restaurant company in its history
Source:
Company filings, http://caymusequity.com/portfolio/.

WHICH WOULD YOU PREFER?
26
J. Oliver Maggard
Incumbent Nominee
Mick McGuire
Shareholder Nominee
Co-founder of Caymus Equity, which has never
invested in a single restaurant company in its
history
Mick McGuire’s qualifications for Director far exceed
Ollie Maggard’s in both quality and magnitude
Source:
Company filings, Bloomberg, http://caymusequity.com/portfolio/.
Note:
Ownership information as reported by Bloomberg based on 13-F data as available on 5/3/17.
Investment manager with broad experience
investing in consumer businesses, including
numerous publicly-traded restaurant companies
Genuine ownership mentality: currently BWLD’s
third-largest shareholder
Current ownership: 3,522 shares (0.02% of sh. outst.)
Has never purchased BWLD stock in the open
market
Has personally sold stock 48 times since 2003
Prior employer, Regent Capital, sold its entire stake
in BWLD in 2005
Current ownership: 982,600 shares (6.1% of sh. outst.)
Entire stake purchased in the open market,
alongside current shareholders

JERRY ROSE AND CINDY DAVIS DID NOT DO THEIR JOB ON THE GOVERNANCE COMMITTEE
27
Source:
Company filings.
Note:
Commentary regarding Rose’s and Davis’ time on the Governance Committee refers to events prior to Marcato’s 13-D filings in BWLD.
(1)
Jerry
Rose
was
elected
to
the
Board
in
December
2010
and
the
Governance
Committee
from
August
2011
to
December
2016.
Cindy
Davis
was
elected to the Board in November 2014 and was named as a member of the Governance Committee as of the 2014 proxy.  Board and committee activity during Rose’s and Davis’ tenures excludes the departure of Robert MacDonald in 2014, whose vacancy Davis filled later that year.
1) BWLD had one of the oldest-tenured Boards in the restaurant industry
2) No
changes
were
made
to
composition
or
chairpersons
of
any
Board
committees
3) Not a single new director other than themselves was appointed to the Board
4)
In response to our initial 13D filing, “circled the wagons” to further entrench the
Board by appointing new directors with no restaurant experience
During Jerry Rose’s and Cindy Davis’ years on the Governance Committee
(1)
:
As reported by
Barclays in
September 2016

IF JERRY ROSE’S SUPPLY CHAIN “EXPERTISE” HAS ADDED VALUE, WE CAN’T SEE IT
28
24%
27%
25%
23%
???
Wings as %
of COGS
27%
25%
19%
Source:
Company filings.
$2.08
$1.91
$1.83
$1.55
$1.76
$1.97
$1.21
$1.58
2017E
2016
2015
2014
2013
2012
2011
2010
AVG. PRICE PER POUND FOR BONE-IN TRADITIONAL CHICKEN WINGS PAID BY BWLD DURING JERRY ROSE’S TENURE

OUR NOMINEES WILL MAKE BUFFALO WILD WINGS A WINNING COMPANY AGAIN
29
Sam Rovit
Scott
Bergren
Lee Sanders
Mick McGuire
Former CEO of Pizza
Hut’s Global Business
Veteran Franchising,
Marketing, &
Operations Expert
20yrs. in Restaurant
Supply Chain, Retail,
Food, & Corporate
Strategy
Turnaround Expert
Former CEO and
Franchising Head at
Several Global
Brands, Including
Buffalo Wild Wings
BWLD’s 3rd Largest
Shareholder,
Committed to
Accountability &
Shareholder
Alignment

SETTING THE RECORD STRAIGHT ON BUFFALO WILD WINGS’ PEER GROUP MAY 2017 Exhibit 2

DISCLAIMER
1
The
views
expressed
in
this
presentation
(the
“Presentation”)
represent
the
opinions
of
Marcato
Capital
Management
LP
and/or
certain
affiliates
(“Marcato”)
and
the
investment
funds
it
manages
that
hold
shares
in
Buffalo
Wild
Wings,
Inc.
(the
“Company”).
This
Presentation
is
for
informational
purposes
only,
and
it
does
not
have
regard
to
the
specific
investment
objective,
financial
situation,
suitability
or
particular
need
of
any
specific
person
who
may
receive
the
Presentation,
and
should
not
be
taken
as
advice
on
the
merits
of
any
investment
decision.
The
views
expressed
in
the
Presentation
represent
the
opinions
of
Marcato,
and
are
based
on
publicly
available
information
and
Marcato
analyses.
Certain
financial
information
and
data
used
in
the
Presentation
have
been
derived
or
obtained
from
filings
made
with
the
Securities
and
Exchange
Commission
(“SEC”)
by
the
Company
or
other
companies
that
Marcato
considers
comparable.
Marcato
has
not
sought
or
obtained
consent
from
any
third
party
to
use
any
statements
or
information
indicated
in
the
Presentation
as
having
been
obtained
or
derived
from
a
third
party.
Any
such
statements
or
information
should
not
be
viewed
as
indicating
the
support
of
such
third
party
for
the
views
expressed
in
the
Presentation.
Information
contained
in
the
Presentation
has
not
been
independently
verified
by
Marcato,
and
Marcato
disclaims
any
and
all
liability
as
to
the
completeness
or
accuracy
of
the
information
and
for
any
omissions
of
material
facts.
Marcato
disclaims
any
obligation
to
correct,
update
or
revise
the
Presentation
or
to
otherwise
provide
any
additional
materials.
Neither
Marcato
nor
any
of
its
affiliates
makes
any
representation
or
warranty,
express
or
implied,
as
to
the
accuracy,
fairness
or
completeness
of
the
information
contained
herein
and
the
recipient
agrees
and
acknowledges
that
it
will
not
rely
on
any
such
information.
Marcato
recognizes
that
the
Company
may
possess
confidential
information
that
could
lead
it
to
disagree
with
Marcato’s
views
and/or
conclusions.
Funds
managed
by
Marcato
currently
beneficially
own,
and/or
have
an
economic
interest
in,
shares
of
the
Company.
These
funds
are
in
the
business
of
trading—
buying
and
selling—securities.
Marcato
may
buy
or
sell
or
otherwise
change
the
form
or
substance
of
any
of
its
investments
in
any
manner
permitted
by
law
and
expressly
disclaims
any
obligation
to
notify
any
recipient
of
the
Presentation
of
any
such
changes.
There
may
be
developments
in
the
future
that
cause
funds
managed
by
Marcato
to
engage
in
transactions
that
change
the
beneficial
and/or
economic
interest
in
the
Company.
The
Presentation
may
contain
forward-looking
statements
which
reflect
Marcato’s
views
with
respect
to,
among
other
things,
future
events
and
financial
performance.
Forward-looking
statements
are
subject
to
various
risks
and
uncertainties
and
assumptions.
There
can
be
no
assurance
that
any
idea
or
assumption
herein
is,
or
will
be
proven,
correct.
If
one
or
more
of
the
risks
or
uncertainties
materialize,
or
if
Marcato’s
underlying
assumptions
prove
to
be
incorrect,
the
actual
results
may
vary
materially
from
outcomes
indicated
by
these
statements.
Accordingly,
forward-looking
statements
should
not
be
regarded
as
a
representation
by
Marcato
that
the
future
plans,
estimates
or
expectations
contemplated
will
ever
be
achieved.
The
securities
or
investment
ideas
listed
are
not
presented
in
order
to
suggest
or
show
profitability
of
any
or
all
transactions.
There
should
be
no
assumption
that
any
specific
portfolio
securities
identified
and
described
in
the
Presentation
were
or
will
be
profitable.
Under
no
circumstances
is
the
Presentation
to
be
used
or
considered
as
an
offer
to
sell
or
a
solicitation
of
an
offer
to
buy
any
security,
nor
does
the
Presentation
constitute
either
an
offer
to
sell
or
a
solicitation
of
an
offer
to
buy
any
interest
in
funds
managed
by
Marcato.
Any
such
offer
would
only
be
made
at
the
time
a
qualified
offeree
receives
the
Confidential
Explanatory
Memorandum
of
such
fund.
Any
investment
in
the
Marcato
Funds
is
speculative
and
involves
substantial
risk,
including
the
risk
of
losing
all
or
substantially
all
of
such
investment.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS
2
Marcato
International
Master
Fund
Ltd.
(“Marcato
International”),
together
with
the
other
participants
in
Marcato
International’s
proxy
solicitation,
have
filed
with
the
Securities
and
Exchange
Commission
(the
“SEC”)
a
definitive
proxy
statement
and
accompanying
WHITE
proxy
card
to
be
used
to
solicit
proxies
in
connection
with
the
2017
annual
meeting
of
shareholders
(the
“Annual
Meeting”)
of
Buffalo
Wild
Wings,
Inc.
(the
“Company”).
Shareholders
are
advised
to
read
the
proxy
statement
and
any
other
documents
related
to
the
solicitation
of
shareholders
of
the
Company
in
connection
with
the
Annual
Meeting
because
they
contain
important
information,
including
information
relating
to
the
participants
in
Marcato
International’s
proxy
solicitation.
These
materials
and
other
materials
filed
by
Marcato
International
with
the
SEC
in
connection
with
the
solicitation
of
proxies
are
available
at
no
charge
on
the
SEC’s
website
at
http://www.sec.gov.
The
definitive
proxy
statement
and
other
relevant
documents
filed
by
Marcato
International
with
the
SEC
are
also
available,
without
charge,
by
directing
a
request
to
Marcato
International’s
proxy
solicitor,
Innisfree
M&A
Incorporated,
toll-free
at
(888)
750-5834
(banks
and
brokers
may
call
collect
at
(212)
750-5833).
The
participants
in
the
proxy
solicitation
are
Marcato
International,
Marcato
Capital
Management
LP,
Marcato
Special
Opportunities
Master
Fund
LP
(“Marcato
Special
Opportunities
Fund”),
Emil
Lee
Sanders,
Richard
T.
McGuire
III,
Sam
Rovit
and
Scott
O.
Bergren
(collectively,
the
“Participants”).
As
of
the
date
hereof,
Marcato
International
directly
owns
950,000
shares
of
common
stock,
no
par
value,
of
the
Company
(the
“Common
Stock”),
representing
approximately
5.9%
of
the
outstanding
shares
of
Common
Stock
and
Marcato
Special
Opportunities
Fund
directly
owns
32,600
shares
of
Common
Stock,
representing
approximately
0.2%
of
the
outstanding
shares
of
Common
Stock.
In
addition,
Marcato
Capital
Management
LP,
as
the
investment
manager
of
Marcato
International
and
Marcato
Special
Opportunities
Fund,
may
be
deemed
to
have
the
shared
power
to
vote
or
direct
the
vote
of
(and
the
shared
power
to
dispose
or
direct
the
disposition
of)
the
shares
of
Common
Stock
held
by
Marcato
and
Marcato
Special
Opportunities
Fund,
therefore,
may
be
deemed
to
be
the
beneficial
owner
of
such
shares.
By
virtue
of
Mr.
McGuire’s
position
as
the
managing
partner
of
Marcato
Capital
Management
LP,
Mr.
McGuire
may
be
deemed
to
have
the
shared
power
to
vote
or
direct
the
vote
of
(and
the
shared
power
to
dispose
or
direct
the
disposition
of)
the
shares
of
Common
Stock
held
by
Marcato
International
and
Marcato
Special
Opportunities
Fund
and,
therefore,
Mr.
McGuire
may
be
deemed
to
be
the
beneficial
owner
of
such
shares.

3
BUFFALO WILD WINGS HAS PLAYED GAMES WITH ITS PEER GROUP
I.
Constant changes to peer group are suspicious
I.
Constant changes to peer group are suspicious
II.
“Casual Dining” distinction is a red herring
II.
“Casual Dining” distinction is a red herring
III.
New “casual” peers include inappropriate comparisons
III.
New “casual” peers include inappropriate comparisons
IV.
Use of broader restaurant peer set is appropriate methodology
IV.
Use of broader restaurant peer set is appropriate methodology
We believe that BWLD’s focus on shareholder returns relative to “Casual Dining” peers alone is inappropriate, and that a broader, more accurate peer group shows that BWLD has underperformed
Note:
Throughout this presentation, market data has been derived as of 4/19/17, unless otherwise noted.  Unless otherwise noted, TSR is not calculated for any company that was not public for the entire duration of any 1-year, 3-year, or 5-year trailing period from the corresponding date.  We believe this methodology is more appropriate than that used by Buffalo Wild Wings in recent shareholder communications.

BUFFALO WILD WINGS CONSTANTLY CHANGES WHO THEY DEFINE AS “PEERS”
4
BWLD USES ONE PEER GROUP FOR PAYING EXECUTIVES…
Source:
Company filings (clockwise from top-left: BWLD’s Definitive Proxy filed 4/21/17, August 2016 Analyst Day presentation, Press Release filed 5/4/17,
Definitive Proxy filed 4/21/17.
…ANOTHER FOR BUSINESS PLANNING…
…A THIRD FOR TOTAL RETURN COMPARISONS…
…AND A FOURTH TO CLAIM TO HAVE OUTPERFORMED
The Board selectively re-
designed BWLD’s peer group,
which makes past performance
look better than it is

PEER GROUP COMPOSITION HAS CHANGED SEVERAL TIMES IN LAST NINE MONTHS
5
Source:
Company filings, CapitalIQ, Marcato press release filed 5/4/17.  Market data as of 4/19/17.
Note:
Median calculations reflect only those peers whose shares were publicly traded for the entire duration of the 5-year period ended 4/19/17.
Reference in other filings to BWLD’s underperformance relative to the S&P 600 Restaurants refers to the index itself, not just current members.
These peers are closer to the
“right” comps for BWLD, and
reveal BWLD’s
underperformance…
…While subsequent iterations
obscure relative underperformance
BWLD has used different
peers for executive
compensation and
operating benchmarking
from those used in recent
proxy-related shareholder
communications
We believe the recent
changes exclude numerous
relevant peer businesses,
particularly those with high
franchise mixes
The peer group that BWLD
selected before the proxy
contest began was more
logical & showed BWLD’s
underperformance, while
subsequent changes create
the illusion of industry
outperformance

DON’T JUST TAKE OUR WORD FOR IT: MANAGEMENT ALSO BELIEVES THAT THE BWW BRAND
COMPETES WITH FAST CASUAL AND QUICK-SERVICE, NOT JUST CASUAL DINING
6
Source:
Company filings.
“I’d say that we were really fast casual long before
there was even the term ‘fast casual’”
–Sally Smith, President & CEO, 3/6/17
“I’d say that we were really fast casual long before
there was even the term ‘fast casual’”
–Sally Smith, President & CEO, 3/6/17
“You can get in and out of a Buffalo Wild Wings just
about as fast as you can for fast casual.  And so, if you
want an alternative to the sandwich or something like
that, wings are a great alternative”
–Sally Smith, President & CEO, 4/26/16
“You can get in and out of a Buffalo Wild Wings just
about as fast as you can for fast casual.  And so, if you
want an alternative to the sandwich or something like
that, wings are a great alternative”
–Sally Smith, President & CEO, 4/26/16
“[W]e’re not too focused on a comparison to casual
dining”
–James Schmidt, COO, 7/26/16
“[W]e’re not too focused on a comparison to casual
dining”
–James Schmidt, COO, 7/26/16

BWLD HAS SELECTIVELY REMOVED PROXY PEERS THAT HAVE OUTPERFORMED
7
Source:
Company filings, CapitalIQ.  Market data as of 4/19/17. Companies listed from left to right in descending order of enterprise value.
(1)
Based on disclosures in most recently-filed definitive proxies.
Indicates outperformance relative to BWLD for the corresponding time period.
2012
+37%
+218%
+196%
2008
+5%
(8%)
+11%
2014
+29%
+145%
+434%
2008
+45%
+87%
+108%
2012
+17%
+22%
+98%
2016
+56%
2016
+21%
2012
+42%
+66%
+108%
Despite their use by the Compensation Committee for years, these companies have been suddenly excluded
from
share
performance
comparisons:
suspiciously,
nearly
all
have
outperformed
BWLD
+10%
+10%
+84%
+14%

INCLUDES IRRELEVANT PEERS TO IMPROVE RELATIVE PERFORMANCE
8
Source:
Company filings, CapitalIQ, Bloomberg.  Market data as of 4/19/17.
(1)
Based on disclosures in most recently-filed definitive proxies.  CHUY and BBRG based on competitor disclosures in most recent 10-Ks, as no peer group is listed in their definitive proxies.  IRGT lists BWLD as a competitor for its Brick House brand (which comprises 25 of its 140 total units ) in its 10-K only, and does not list BWLD among its proxy peers.
Indicates outperformance relative to BWLD for the corresponding time period.
Names BWLD
as a Peer?
(1)
# of
Stores
140
118
83
1,731
645
Total Shareholder Return
(through 4/19/17)
1-year
(98%)
(40%)
(4%)
+20%
+11%
3-year
(100%)
(69%)
(27%)
+93%
5-year
(77%)
+219%
+244%
Both DENN & CBRL
have outperformed
BWLD…
..So BWLD appears to
have selected three
small & irrelevant
underperformers to
offset the positive
contribution to the
peer median from
including DENN and
CBRL
In order to construct a list of peers in casual dining, BWLD logically included DENN and CBRL…
“Casual”
Peers
+87%

ADDITION OF BBRG AND IRGT IS INAPPROPRIATE
& SKEWS THE ANALYSIS TO HIDE BWLD’S UNDERPERFORMANCE
9
Source:
Company filings, CapitalIQ, Bloomberg.  Market data as of 4/19/17.
Note:
TSR rankings shown in relation to current members of the Russell 3000 Restaurants index, per Bloomberg.  Index used as an indicative set inclusive
of
a
broad
base
of
potentially
usable
restaurant
company
peers.
IRGT
and
BBRG
are
not
members
of
the
index.
Rankings
exclude
companies that were not public for the full duration of the applicable time period.  Franchise mix includes one managed restaurant for BBRG.
140 Stores
~2% Franchised
$1.8 million
$120.4 million
1-yr.:
3-yr.:
5-yr.:
(98%)
(100%)
NAa
TSR
118 Stores
~2% Franchised
$70.4 million
$110.7 million
1-yr.:
3-yr.:
5-yr.:
(40%)
(69%)
(77%)
49
out of 49
41
out of 41
NA
TSR
Rank (Russell 3000 Rest.)
44
out of 49
38
out of 41
31
out of 31
Rank (Russell 3000 Rest.)
~10% the size of BWLD’s
system unit count
~10% the size of BWLD’s
system unit count
Virtually no franchising
vs. ~50% for BWLD
Virtually no franchising
vs. ~50% for BWLD
Micro-cap businesses
& potentially in distress
Micro-cap businesses
& potentially in distress
Highly levered: Debt
equals ~35-100% of TEV
Highly levered: Debt
equals ~35-100% of TEV
These are clearly
inappropriate peers for BWLD
These are clearly
inappropriate peers for BWLD
th
th
th
st
st

Total Shareholder Return
1- Year
3- Year
5- Year
14%
94%
235%
27%
103%
208%
16%
107%
201%
39%
112%
128%
27%
52%
116%
1%
(22%)
98%
17%
6%
80%
(8%)
(10%)
68%
(1%)
(2%)
57%
(32%)
(15%)
39%
2%
57%
0%
(42%)
(67%)
(63%)
"Casual Dining" Peer Median
8%
29%
89%
Buffalo Wild Wings
20%
18%
85%
Total Shareholder Return
1- Year
3- Year
5- Year
14%
94%
235%
27%
103%
208%
16%
107%
201%
39%
112%
128%
27%
52%
116%
1%
(22%)
98%
17%
6%
80%
(8%)
(10%)
68%
(1%)
(2%)
57%
(32%)
(15%)
39%
2%
57%
0%
(42%)
(67%)
(63%)
(35%)
(68%)
(76%)
(98%)
(100%)
(100%)
"Casual Dining" Peer Median
2%
2%
74%
Buffalo Wild Wings
20%
18%
85%
DID BWLD INCLUDE TWO OBVIOUS UNDERPERFORMERS IN ORDER
TO SKEW THE ANALYSIS IN THEIR FAVOR?
10
Source:
Company filings, CapitalIQ.  Market data as of 4/28/17.
Note:
The above tables intend to replicate BWLD’s analysis published on 5/4/17 by including CHUY, BLMN, and IRGT in the 5-year TSR median using the closing share price on date of their respective IPOs.  Marcato disputes the validity of this methodology, as well as the use of 4/28/17 as the appropriate period-end date; thus, this methodology differs from that used in other calculations in this presentation.
Removing these
irrelevant peers
changes the
analysis
dramatically:
BWLD in fact
underperformed
its “Casual
Dining Peers”
over the past 3
and 5 years
Including irrelevant peers gives BWLD the
appearance
of outperformance…
…Stripping
out
the
irrelevant
peers,
BWLD
has
actually underperformed its cherry-picked “comps”!

OUR ORIGINAL PRESENTATION TO MANAGEMENT INCLUDED RESTAURANT COMPANIES
THAT WE BELIEVE ARE REPRESENTATIVE PEERS FOR BWLD BENCHMARKING
11
Given BWLD’s ~50%
franchise mix, we
believe it is
appropriate to
balance the different
economic
characteristics that
comprise BWLD’s
earnings, rather than
differentiate between
service styles within a
restaurant
Note that the
substantial majority of
these peers themselves
list BWLD as a
comparable business
in their filings
These peers have
materially
outperformed BWLD
Source:
Company filings, CapitalIQ.  Market data as of 4/19/17.
Note:
PLKI
had
been
included
in
Marcato’s
June
2016
presentation
to
management
but
was
subsequently
purchased
by
QSR
and
is
thus
excluded
above.
Indicates outperformance relative to BWLD for the corresponding time period.

RESEARCH ANALYST SUPPORT FOR STRATEGIC & LEADERSHIP CHANGE MAY 2017 Exhibit 3

DISCLAIMER
1
The
views
expressed
in
this
presentation
(the
“Presentation”)
represent
the
opinions
of
Marcato
Capital
Management
LP
and/or
certain
affiliates
(“Marcato”)
and
the
investment
funds
it
manages
that
hold
shares
in
Buffalo
Wild
Wings,
Inc.
(the
“Company”).
This
Presentation
is
for
informational
purposes
only,
and
it
does
not
have
regard
to
the
specific
investment
objective,
financial
situation,
suitability
or
particular
need
of
any
specific
person
who
may
receive
the
Presentation,
and
should
not
be
taken
as
advice
on
the
merits
of
any
investment
decision.
The
views
expressed
in
the
Presentation
represent
the
opinions
of
Marcato,
and
are
based
on
publicly
available
information
and
Marcato
analyses.
Certain
financial
information
and
data
used
in
the
Presentation
have
been
derived
or
obtained
from
filings
made
with
the
Securities
and
Exchange
Commission
(“SEC”)
by
the
Company
or
other
companies
that
Marcato
considers
comparable.
Marcato
has
not
sought
or
obtained
consent
from
any
third
party
to
use
any
statements
or
information
indicated
in
the
Presentation
as
having
been
obtained
or
derived
from
a
third
party.
Any
such
statements
or
information
should
not
be
viewed
as
indicating
the
support
of
such
third
party
for
the
views
expressed
in
the
Presentation.
Information
contained
in
the
Presentation
has
not
been
independently
verified
by
Marcato,
and
Marcato
disclaims
any
and
all
liability
as
to
the
completeness
or
accuracy
of
the
information
and
for
any
omissions
of
material
facts.
Marcato
disclaims
any
obligation
to
correct,
update
or
revise
the
Presentation
or
to
otherwise
provide
any
additional
materials.
Neither
Marcato
nor
any
of
its
affiliates
makes
any
representation
or
warranty,
express
or
implied,
as
to
the
accuracy,
fairness
or
completeness
of
the
information
contained
herein
and
the
recipient
agrees
and
acknowledges
that
it
will
not
rely
on
any
such
information.
Marcato
recognizes
that
the
Company
may
possess
confidential
information
that
could
lead
it
to
disagree
with
Marcato’s
views
and/or
conclusions.
Funds
managed
by
Marcato
currently
beneficially
own,
and/or
have
an
economic
interest
in,
shares
of
the
Company.
These
funds
are
in
the
business
of
trading—
buying
and
selling—securities.
Marcato
may
buy
or
sell
or
otherwise
change
the
form
or
substance
of
any
of
its
investments
in
any
manner
permitted
by
law
and
expressly
disclaims
any
obligation
to
notify
any
recipient
of
the
Presentation
of
any
such
changes.
There
may
be
developments
in
the
future
that
cause
funds
managed
by
Marcato
to
engage
in
transactions
that
change
the
beneficial
and/or
economic
interest
in
the
Company.
The
Presentation
may
contain
forward-looking
statements
which
reflect
Marcato’s
views
with
respect
to,
among
other
things,
future
events
and
financial
performance.
Forward-looking
statements
are
subject
to
various
risks
and
uncertainties
and
assumptions.
There
can
be
no
assurance
that
any
idea
or
assumption
herein
is,
or
will
be
proven,
correct.
If
one
or
more
of
the
risks
or
uncertainties
materialize,
or
if
Marcato’s
underlying
assumptions
prove
to
be
incorrect,
the
actual
results
may
vary
materially
from
outcomes
indicated
by
these
statements.
Accordingly,
forward-looking
statements
should
not
be
regarded
as
a
representation
by
Marcato
that
the
future
plans,
estimates
or
expectations
contemplated
will
ever
be
achieved.
The
securities
or
investment
ideas
listed
are
not
presented
in
order
to
suggest
or
show
profitability
of
any
or
all
transactions.
There
should
be
no
assumption
that
any
specific
portfolio
securities
identified
and
described
in
the
Presentation
were
or
will
be
profitable.
Under
no
circumstances
is
the
Presentation
to
be
used
or
considered
as
an
offer
to
sell
or
a
solicitation
of
an
offer
to
buy
any
security,
nor
does
the
Presentation
constitute
either
an
offer
to
sell
or
a
solicitation
of
an
offer
to
buy
any
interest
in
funds
managed
by
Marcato.
Any
such
offer
would
only
be
made
at
the
time
a
qualified
offeree
receives
the
Confidential
Explanatory
Memorandum
of
such
fund.
Any
investment
in
the
Marcato
Funds
is
speculative
and
involves
substantial
risk,
including
the
risk
of
losing
all
or
substantially
all
of
such
investment.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS
2
Marcato
International
Master
Fund
Ltd.
(“Marcato
International”),
together
with
the
other
participants
in
Marcato
International’s
proxy
solicitation,
have
filed
with
the
Securities
and
Exchange
Commission
(the
“SEC”)
a
definitive
proxy
statement
and
accompanying
WHITE
proxy
card
to
be
used
to
solicit
proxies
in
connection
with
the
2017
annual
meeting
of
shareholders
(the
“Annual
Meeting”)
of
Buffalo
Wild
Wings,
Inc.
(the
“Company”).
Shareholders
are
advised
to
read
the
proxy
statement
and
any
other
documents
related
to
the
solicitation
of
shareholders
of
the
Company
in
connection
with
the
Annual
Meeting
because
they
contain
important
information,
including
information
relating
to
the
participants
in
Marcato
International’s
proxy
solicitation.
These
materials
and
other
materials
filed
by
Marcato
International
with
the
SEC
in
connection
with
the
solicitation
of
proxies
are
available
at
no
charge
on
the
SEC’s
website
at
http://www.sec.gov.
The
definitive
proxy
statement
and
other
relevant
documents
filed
by
Marcato
International
with
the
SEC
are
also
available,
without
charge,
by
directing
a
request
to
Marcato
International’s
proxy
solicitor,
Innisfree
M&A
Incorporated,
toll-free
at
(888)
750-5834
(banks
and
brokers
may
call
collect
at
(212)
750-5833).
The
participants
in
the
proxy
solicitation
are
Marcato
International,
Marcato
Capital
Management
LP,
Marcato
Special
Opportunities
Master
Fund
LP
(“Marcato
Special
Opportunities
Fund”),
Emil
Lee
Sanders,
Richard
T.
McGuire
III,
Sam
Rovit
and
Scott
O.
Bergren
(collectively,
the
“Participants”).
As
of
the
date
hereof,
Marcato
International
directly
owns
950,000
shares
of
common
stock,
no
par
value,
of
the
Company
(the
“Common
Stock”),
representing
approximately
5.9%
of
the
outstanding
shares
of
Common
Stock
and
Marcato
Special
Opportunities
Fund
directly
owns
32,600
shares
of
Common
Stock,
representing
approximately
0.2%
of
the
outstanding
shares
of
Common
Stock.
In
addition,
Marcato
Capital
Management
LP,
as
the
investment
manager
of
Marcato
International
and
Marcato
Special
Opportunities
Fund,
may
be
deemed
to
have
the
shared
power
to
vote
or
direct
the
vote
of
(and
the
shared
power
to
dispose
or
direct
the
disposition
of)
the
shares
of
Common
Stock
held
by
Marcato
and
Marcato
Special
Opportunities
Fund,
therefore,
may
be
deemed
to
be
the
beneficial
owner
of
such
shares.
By
virtue
of
Mr.
McGuire’s
position
as
the
managing
partner
of
Marcato
Capital
Management
LP,
Mr.
McGuire
may
be
deemed
to
have
the
shared
power
to
vote
or
direct
the
vote
of
(and
the
shared
power
to
dispose
or
direct
the
disposition
of)
the
shares
of
Common
Stock
held
by
Marcato
International
and
Marcato
Special
Opportunities
Fund
and,
therefore,
Mr.
McGuire
may
be
deemed
to
be
the
beneficial
owner
of
such
shares.

ANALYSTS
LACK
CONFIDENCE
IN
BWLD
LEADERSHIP
FOLLOWING
WEAK
Q1’17
EARNINGS
3
“While BWLD’s strategy appears compelling on paper, operational missteps continue to drive a lack of confidence in BWLD’s outlook…issues seem to consistently crop up that make it difficult to have confidence in the strategy laid out by management. We were surprised by the guidance reduction, particularly the magnitude, but find it challenging to have confidence in the revised outlook or 20% restaurant margin target given uncertainty across comps, margins, and execution…Although same store sales outpaced expectations in the quarter, BWLD effectively ‘bought the comp’ through heavy promotions at the expense of profitability”
–Andrew Strelzik, BMO Capital Markets, 4/26/17
“’Poor execution blocks last-second buzzer beater as shareholder meeting looms’…We continue to be frustrated by poor execution of sales-building and cost-savings initiatives”
–Chris O’Cull, KeyBanc, 4/27/17
“We worry that the current mgmt. team will struggle to navigate the challenging external backdrop, while also repositioning the company to focus on leaner operations over store growth…Some might argue that there’s a silver lining to BWLD’s weakening trends, in that this increases the likelihood of activist influence and mgmt. change…We agree that recent trends increase the likelihood of leadership change, and getting new energy and fresh eyes/ideas on the biz are probably a net positive”
–Jason West, Credit Suisse, 4/27/17
“[R]ecently BWLD has been plagued by complacency and a continued
lack of adequate leadership…The lack of managerial direction and vision can be seen in the Company’s most recent fiscal year projections, which have been significantly altered since BWLD’s 4Q16 presentation…This is unsettling, to say the least, and shows management’s lack of adequate foresight.  It is hard to trust a management team that will drastically change the outlook and shows a lack of understanding of its business…At a time when the leaders in the restaurant industry refuse to participate in the race to the bottom, BWLD continues to offer aggressive promotions as a way to draw patrons”
–Howard Penney, Hedgeye, 4/27/17
Source:
Wall Street research.
“We are concerned by the lack of accountability by management for SSS struggles
as softness is attributed to industry pressures. March Madness experienced sales declines despite higher TV ratings, which in our view suggests their marketing message is missing the mark. We view the June 2,
2017 annual shareholder meeting as a potential catalyst for change as the
activist has nominated 4 new board members along with its slate to increase the company's franchise skew along with management
changes”
–Matt DiFrisco, Guggenheim, 4/27/17
“The Q1 report marked the tenth consecutive quarter of disappointing revenue/EPS performance for BWLD…we are concerned about the
profitability of the top-line performance amid heightened promotional activity”
–David Tarantino, Baird, 4/27/17
“It would seem that this quarter will be a test of investor patience as operating profit will be flat for the third year in a row…industry dynamics and persistent cost pressures don't paint a very attractive picture, at least right now, for long term company ownership
unless the sales and margin
enhancements prove effective and longer term costs begin to normalize”
–John Glass, Morgan Stanley, 4/27/17

ANALYSTS HAVE CONSISTENTLY QUESTIONED MANAGEMENT’S ABILITIES & STRATEGY
4
“We are surprised the Company’s investor presentations continue to center on tactical efforts, like FastBreak Lunch and Wing Tuesday, and secondary strategic priorities, like international development and new concepts, rather than full explanations for why traffic is declining, how costs will be reduced or why the business model is appropriate.  It is not clear to us the issues and alternatives are fully understood”
–Chris O’Cull, KeyBanc, 2/7/17
“[T]here remains a sense that the company retains a “small-company”
mentality that is lacking the structured corporate processes often found in larger companies…Frustration regarding the lack of communication
and
strategic direction could be a reason for a high level of turnover in corporate staff.  While improvements have been made in recent years, better tools and formalized structure more akin to a ~$3B market cap company could help”
–Nick Setyan, Wedbush, 2/7/17
“We believe a deep dive into the right asset design makes strategic sense on the back of meaningful build cost inflation; however, we question if a focus on more urban areas is the right approach”
–Karen Holthouse, Goldman Sachs, 2/13/17
“We believe the appointment of a CFO…enables BWLD to further evaluate its long-term strategic direction and engage with outside investors.
However, we also imagine that a CFO with deeper experience in restaurants and franchising in particular would have indicated a level of preparation and willingness to change the current course of action”
–John Zolidis, Buckingham, 10/25/16
“[Investors canvassed agree] that there are numerous things [that] can be done including management changes, operational fixes (cost cutting, labor) or on the financial side (including, but not limited to refranchising)…Many believed some level of managerial changes is likely/needed”
–Brett Levy, Deutsche Bank, 10/11/16
“We believe BWLD’s sales issues are fixable…but the turnaround could take time as current initiatives highlighted do not go far enough…[V]alue enhancements to Wing Tuesday leave much to be desired
for the
remaining six days of the week.  We note Fast Break lunch features value but we do not view this as a durable sales driver”
–Andrew Charles, Cowen, 8/12/16
“We believe mgmt. will be slow to implement meaningful change”
–Jason West, Credit Suisse, 8/9/16
“We look forward to hearing from new CFO Alex Ware on the topics of cost mgmt.
and optimizing the business and financial structure.  However, our concern is that BWLD needs a deeper reset in the areas of value, food quality and service to truly turn around the business”
–Jason West, Credit Suisse, 1/25/17
“ [T]he investor day came and went and…it was clear that there was minimal preparation for the meeting.  Overall, your management team came across as nervous, clueless and weak.  Lastly, did I see that you actually sold stock the day before the analyst meeting?”
–Howard Penney, Hedgeye, 10/17/16
Source:
Wall Street research.

RESEARCH ANALYSTS RECOGNIZE MARGIN DEFICIENCIES
5
“[W]e
believe
BWLD
company-owned
stores
could
improve
margins
substantially, by up to 500
[basis points] based on our analysis, by
adopting
labor
practices
currently
deployed
by
[franchisees]”
–Jim Sanderson, Arthur Wood, 3/28/17
Source:
Wall Street research.
“Our advisor believes there is an opportunity
to bring lower performers more in line with
the rest of the system, with store-level labor
perhaps the largest opportunity.  The
example of Guest Experience Captains was
cited…In his experience, BWLD
franchisees
are as or more qualified to run a large
number of restaurants than corporate
personnel”
–Nick Setyan, Wedbush, 2/7/17
“[Margin opportunities] exist across labor,
operating expenses, and COGS…Diversified
Restaurant Holdings, Buffalo Wild Wing’s
largest franchisee, highlights opportunity for
greater margin efficiency.  While there are
notable differences, including geographic
and overall exposure, SAUC has exhibited
favorable food & labor margins relative to
BWLD”
–Dennis Geiger, UBS, 1/5/17

THE
STREET
RECOGNIZES
THAT
FRANCHISEE
ACQUISITIONS
WERE
POOR
USE
OF
CAPITAL
6
“[T]he last minute exercise of the first right of
refusal to buy a big block of franchise stores in
2015 …is a perfect example of how misguided
your
incentive
compensation
structure
is
and
how poor strategic planning can lead to poor
capital allocation decisions”
–Howard Penney, Hedgeye, 10/17/16
“[T]he most recent acquisition (38 units in the
3Q15) has
weighed
on
earnings
and
came
with
a rich multiple, adjusting for the foregone
royalties”
–John Glass, Morgan Stanley, 7/25/16
“[R]eturn metrics suffered from the company’s
FY15 decision to acquire a large number of
franchisees…[which] resulted in lower
operating margins and financial returns as
incremental capital was deployed to eliminate
a high margin royalty revenue stream”
–John Zolidis, Buckingham, 7/26/16
“Acquiring franchise stores increases business
risk…Why in a slowing sales[,] lower return
environment would the parent company want
even greater exposure to the volatility in the
business?”
–Howard Penney, Hedgeye, 6/13/16
Source:
Wall Street research.
Indicates a quote taken from a report published before Marcato publicly disclosed its suggestions to management, indicating an “unaided”
observation.
Observers agree: the large franchisee acquisitions of 2015 destroyed value by diluting ROIC and eliminating a highly valuable, high-margin royalty stream

ANALYSTS AGREE WITH MARCATO’S RECOMMENDATIONS
7
“Our patience on BWLD is running thin after another disappointing report…that said, with comps showing signs of stabilization in Q1 and with management focused on financial strategies that could enhance shareholder value amid the presence of an activist investor, we are cautiously optimistic”
–David Tarantino, Baird, 2/7/17
“Our advisor stood by his opinion that Marcato’s initial board letter, while perhaps not being 100% correct in its assessment, may not have been off the mark on many points.  A refocus on operations in particular, especially when done by or in conjunction with franchisees, was something that rang true
with
most
employees
internally, our advisor believes.  Increased
franchisee ownership could also allow management to focus more closely on
strategy,
initiative
implementation,
and
operational
improvement”
–Nick Setyan, Wedbush, 2/7/17
“BWLD’s
recent
upward
re-rating
(against
weak
sales
results)
partly
anticipates
potential
restructuring
and
activist
pressure…We see a
bull/bear case on the stock…with the bear case assuming no major restructuring and continued deterioration in SSS and unit growth, and the bull case assuming improvement in SSS and material financial engineering moves”
–Jason West, Credit Suisse, 8/9/16
“4Q suggests BWLD still has a long ways to go to regain stability and visibility in the business…[T]he very weak 4Q result may bolster the case for activist involvement.  However, with the Board vote still ~3 mos. away, it will be a while before this potential change will begin to impact strategy and results”
–Jason West, Credit Suisse, 2/8/17
“[Q4’16 earnings were] so Bad it could be Good…While the reliability in guidance is highly questionable, we are encouraged that management is now giving consideration to some of the activist’s requests”
–Matt DiFrisco, Guggenheim, 2/8/17
“Looking out to 2018-19, we agree with the vast majority of activist
Marcato’s restructuring recommendations…We are also uncomfortable with BWLD’s announced (1/24/17) year-end 2017 target leverage ratio of
1.5x EBITDA”
–Paul Westra, Stifel, 1/31/17
“We recognize that the activist presence at BWLD provides a sense of urgency for mgmt. to address recent market share loss and margin erosion”
–Jason West, Credit Suisse, 1/25/17
Source:
Wall Street research.
“Given the recent events, the biggest mistake you [CEO Sally Smith] are currently making is not taking Marcato
(or your investor day)
seriously...Marcato has put forth compelling arguments and substantial evidence
that you have ignored the basic principles of corporate finance”
–Howard Penney, Hedgeye, 10/17/16

SEVERAL
ANALYSTS
AGREE
THAT
MARCATO’S
INVOLVEMENT
HAS
HELPED
THE
STOCK
8
“We
think
that
the
substance
of
Marcato’s
investment
thesis
goes
much
deeper
than
a
simple
‘lever
up
and
buyback
stock’
and
will
require
a
material
change
in
business
strategy,
something
best
done
with
influence
in
the
boardroom”
–UBS US Special Situations, 8/18/16
“The
emergence
of
an
activist
shareholder
could
provide
a
“floor”
for
the
stock
and
a
potential
win-win
for
shareholders, i.e.,
either fundamentals improve and/or restructuring comes into play…Our analysis
of
potential
strategies,
such
as
leveraged-
buybacks,
cost-cutting
and
refranchising
points
to
significant
EPS
accretion,
should
mgmt.
pursue
these
measures…[We
see]
significant
upside
from
the
activist
case
[and] we also believe a change to mgmt.’s incentive compensation structure (heavily weighted to growth over returns) would be well received by investors”
–Jason West, Credit Suisse, 8/9/16
“Recent
news
of
an
activist
investor
is
a
positive
for
BWLD,
in
our
view, as the brand is strong and uniquely positioned in casual dining, but likely needs strategy tweaks as it enters its ‘maturing’ phase…BWLD does
have
untapped
levers
to
create
shareholder value.  Among them: Refranchising”
–John Glass, Morgan Stanley, 7/25/16
“We
agree
with
the
spirit
of
[Marcato’s]
filing
as
we
cite
recent
company
actions
which
lowered
ROIC
among
the
rationale
for
our NEUTRAL rating”
–John Zolidis, Buckingham, 7/26/16
Source:
Wall Street research.
“[W]e
believe
the
presence
of
an
activist
investor
(Marcato
Capital),
who
might
push
BWLD
to
pursue
value-enhancing
financial
strategies, can help to support
investor
sentiment
while
we
await
signs
of
better
top-line
momentum”
–David Tarantino, Baird, 10/24/16

“‘LOGIC’
SUPPORTS
THE
PREMISE”
THAT
FRANCHISE
BUSINESSES
DESERVE
HIGHER
MULTIPLES
9
Source:
Wall Street research.
“Investors
have
rewarded
restaurants
pursuing
a
franchise
model
with
multiple
expansion
relative
to
co-op
peers.  ‘Logic’
supports
the premise
that a franchise model is better insulated against
economic volatility, generating a high margin annuity stream of royalties with limited operating volatility…Bottom line, the above thesis is intact and we
were
actually
surprised
at
the
magnitude
of
outperformance
across
all
measures
for
our
heavily
franchised
restaurants
(75%+
of
units)
relative
to
the
industry…We
expect
investors
to
further
encourage
(re)franchising
/
licensing
at
[BWLD]”
–Jeffrey Bernstein, Barclays, 5/17/16

RESEARCH ANALYSTS HAVE SEEN UPSIDE FROM REFRANCHISING FROM THE BEGINNING
10
“We believe
investors
would
applaud
the
introduction
of
multi-year
refranchising
programs from Buffalo Wild Wings…While
we believe softening fundamentals have
been the primary driver of the
multiple
compression
seen by these three casual
dining names,
the
acquisition
of
franchised
units
has
also
played
a
sizeable
role,
in
our
view”
–Jeff Farmer, Wells Fargo, 7/13/16
“There
is
significant
value
from
an
operational
perspective
that
can
be
gained
by
refranchising
underperforming
stores, especially from trimming corporate
G&A”
–Howard Penney, Hedgeye, 6/13/16
Source:
Wall Street research.

“Our math supports a more favorable range of outcomes for investors in a refranchising
strategy[.]…We agree with the spirit of [Marcato’s] work”
–John Zolidis, Buckingham, 9/6/16
RESEARCH ANALYSTS OVERWHELMINGLY AGREE THAT REFRANCHISING ADDS VALUE
11
“Our analysis of a theoretical model in which 80% of BWLD is franchised along
conservative
industry
standards
yields per share valuations
significantly higher than BWLD’s current share price”
–Nick Setyan, Wedbush, 2/8/17
“[T]he math [on a transition to a 90% franchised business model] looks intriguing, even when using what we think are conservative
assumptions”
–David Tarantino, Baird, 10/24/16
“We like the potential for additional value-unlocking actions or a more drastic tack in strategy in-line with some of the ideas outlined in a recent
13D filing…Investors may look past downward revisions if the prospect of transformative action is on the table, but if this is called into doubt, fundamentals suggest a lower price for the stock”
–John Zolidis, Buckingham, 9/15/16
“We view refranchising as a realistic alternative path to value creation for shareholders…Investors often forget BWLD was >65% franchised a few years ago.  Our conversations with brokers that specialize in restaurant and franchisee transactions lead us to believe the appetite for most of
BWLD’s markets would be strong, and could command multiples towards the higher end of the 5-6x unit-level EBITDA industry standard’”
–Nick Setyan, Wedbush, 9/12/16
“[D]irectionally the activist plan is a much better plan than the one the current management team is focused on”
–Howard Penney, Hedgeye, 8/18/16
“[A] falling [ROIC] as a result of higher capex could suggest a greater proportion of units would create more per share value as franchised units
(e.g., where the same capex could be deployed for share
repurchases)…Investors remain highly focused on the potential opportunity for BWLD to increase its franchise mix”
–Karen Holthouse, Goldman Sachs, 8/4/16
“[D]uring its Analyst Day…[Management] failed to address any changes to
BWLD’s long-term company/franchise store mix
(now at 52% company-
owned, which we believe should be reduced) by defending ongoing consideration of future franchise purchases (where we would hope for a re-franchising
strategy)”
–Paul Westra, Stifel, 8/16/16
“We believe investors
would
applaud
the
introduction
of
multi-year
refranchising programs from Buffalo Wild Wings”
–Jeff Farmer, Wells Fargo, 7/13/16
“‘Logic’
supports
the
premise
that a franchise model is better insulated
against economic volatility, generating a high margin annuity stream of royalties with limited operating volatility…We expect investors to further encourage (re)franchising / licensing at [BWLD]”
–Jeffrey Bernstein, Barclays, 5/17/16
Source:
Wall Street research.
Indicates a quote taken from a report published before Marcato publicly disclosed its suggestions to management, indicating an “unaided”
observation.

FEASIBILITY OF LARGE-SCALE REFRANCHISING IS OBVIOUS IN CONTEXT OF HISTORY
12
“The
move
to
being
>90%
franchised
is
not
unprecedented…Concerns
on
demand
for
franchised
BWLD units seems overblown…Marcato’s cadence of proposed franchising follows the 6 year time period it took [Applebee’s], and we
believe
that
is
a
feasible
timeframe”
–UBS US Special Situations, 8/18/16
Source:
Wall Street research.
““[T]he
Company
accurately
described
the
requirements
for
creating
value
from
a
highly
franchised
business model, but stated the risk of execution was simply too great, especially for a casual dining chain.  It appears the Company’s concern is based on the only highly franchised, casual dining company,
DineEquity,
which
has
under-performed
the
past
12
months.
We
struggle
to
draw
the
conclusion
that
DineEquity’s
struggles
are
due
to
its
business
model
(i.e.,
why
are
Chili’s,
Ruby
Tuesday
and
Red
Robin
struggling?),
and
that
one
company’s
performance
portends
the
same
fate
for others.  All the other publicly held restaurant companies that have shifted business models are
QSR chains, but we
argue
the
common
ingredient
to
all
of
their
successes
was
not
their
industry-
defined
segment,
but
their
decision
to
shift
their
cultures
and
structure
to
support
franchise
growth.
Before
significant
investments
are
made
supporting
company-owned
restaurants,
a
fresh
perspective
at
the
Board
level
could
benefit
shareholders”
–Chris O’Cull, KeyBanc, 2/7/17

SUBMISSIONS TO WWW.WINNINGATWILDWINGS.COM VALIDATE THE NEED FOR CHANGE Exhibit 4

DisclAIMER The views expressed in this presentation (the “Presentation”) represent the opinions of Marcato Capital Management LP and/or certain affiliates (“Marcato”) and the investment funds it manages that hold shares in Buffalo Wild Wings, Inc. (the “Company”). This Presentation is for informational purposes only, and it does not have regard to the specific investment objective, financial situation, suitability or particular need of any specific person who may receive the Presentation, and should not be taken as advice on the merits of any investment decision. The views expressed in the Presentation represent the opinions of Marcato, and are based on publicly available information and Marcato analyses. Certain financial information and data used in the Presentation have been derived or obtained from filings made with the Securities and Exchange Commission (“SEC”) by the Company or other companies that Marcato considers comparable. Marcato has not sought or obtained consent from any third party to use any statements or information indicated in the Presentation as having been obtained or derived from a third party. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed in the Presentation. Information contained in the Presentation has not been independently verified by Marcato, and Marcato disclaims any and all liability as to the completeness or accuracy of the information and for any omissions of material facts. Marcato disclaims any obligation to correct, update or revise the Presentation or to otherwise provide any additional materials. Neither Marcato nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy, fairness or completeness of the information contained herein and the recipient agrees and acknowledges that it will not rely on any such information. Marcato recognizes that the Company may possess confidential information that could lead it to disagree with Marcato’s views and/or conclusions. Funds managed by Marcato currently beneficially own, and/or have an economic interest in, shares of the Company. These funds are in the business of trading— buying and selling—securities. Marcato may buy or sell or otherwise change the form or substance of any of its investments in any manner permitted by law and expressly disclaims any obligation to notify any recipient of the Presentation of any such changes. There may be developments in the future that cause funds managed by Marcato to engage in transactions that change the beneficial and/or economic interest in the Company. The Presentation may contain forward-looking statements which reflect Marcato’s views with respect to, among other things, future events and financial performance. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if Marcato’s underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Marcato that the future plans, estimates or expectations contemplated will ever be achieved. The securities or investment ideas listed are not presented in order to suggest or show profitability of any or all transactions. There should be no assumption that any specific portfolio securities identified and described in the Presentation were or will be profitable. Under no circumstances is the Presentation to be used or considered as an offer to sell or a solicitation of an offer to buy any security, nor does the Presentation constitute either an offer to sell or a solicitation of an offer to buy any interest in funds managed by Marcato. Any such offer would only be made at the time a qualified offeree receives the Confidential Explanatory Memorandum of such fund. Any investment in the Marcato Funds is speculative and involves substantial risk, including the risk of losing all or substantially all of such investment.

Certain information concerning the participants Marcato International Master Fund Ltd. (“Marcato International”), together with the other participants in Marcato International’s proxy solicitation, have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying WHITE proxy card to be used to solicit proxies in connection with the 2017 annual meeting of shareholders (the “Annual Meeting”) of Buffalo Wild Wings, Inc. (the “Company”). Shareholders are advised to read the proxy statement and any other documents related to the solicitation of shareholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in Marcato International’s proxy solicitation. These materials and other materials filed by Marcato International with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Marcato International with the SEC are also available, without charge, by directing a request to Marcato International’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834 (banks and brokers may call collect at (212) 750-5833). The participants in the proxy solicitation are Marcato International, Marcato Capital Management LP, Marcato Special Opportunities Master Fund LP (“Marcato Special Opportunities Fund”), Emil Lee Sanders, Richard T. McGuire III, Sam Rovit and Scott O. Bergren (collectively, the “Participants”). As of the date hereof, Marcato International directly owns 950,000 shares of common stock, no par value, of the Company (the “Common Stock”), representing approximately 5.9% of the outstanding shares of Common Stock and Marcato Special Opportunities Fund directly owns 32,600 shares of Common Stock, representing approximately 0.2% of the outstanding shares of Common Stock. In addition, Marcato Capital Management LP, as the investment manager of Marcato International and Marcato Special Opportunities Fund, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the shares of Common Stock held by Marcato and Marcato Special Opportunities Fund, therefore, may be deemed to be the beneficial owner of such shares. By virtue of Mr. McGuire’s position as the managing partner of Marcato Capital Management LP, Mr. McGuire may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the shares of Common Stock held by Marcato International and Marcato Special Opportunities Fund and, therefore, Mr. McGuire may be deemed to be the beneficial owner of such shares.

A founder’s perspective: “I support the re-franchising”

Unsolicited support from one of BWLD’s original founders “As one of the original 4 founders of BW-3 back in 1982, I have my own take on the current discussion taking place. As I travel to other cities and visit our restaurants, I am constantly disappointed by the consumer experience being provided. Dining areas are filthy, food quality ranges from good to terrible and employees are poorly trained… Marcato's focus, at least in the articles I've read, seems to be on re-franchising and financial strategies. While those are critically important, so is the guest experience. We all know of local restaurants where the food and service are always outstanding. They do little to no advertising but there is always a waiting list to be seated. That is not the case with Wild Wings. I've talked to hundreds of diners who all have stories about their sub-par experiences in our restaurants. I support the re-franchising, with the main reason being that franchised stores seem to provide a better guest experience. The actual owners are often on premise, making sure things are as they should be” –3/29/17 Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error.

Employees and franchisees believe new leadership is needed at BWLD

BWLD employees would welcome Change in leadership and strategy 8/17/16: “Many of us (home office employees) completely agree with your assessment, and your statement "...we have come to appreciate that suboptimal capital allocation behavior is symptomatic of a larger organizational deficiency: a tendency to favor gut feel and thematic proclamations without tangible evidence or appropriate analytical support." It is 100% accurate, and in large part, the reason we've had so many abrupt departures from the team since the beginning of the year, including - our VP of Insights & Analytics, who left in frustration because senior leaders refused to acknowledge the "realities" of the market and brand- followed by the Insights Director, who left a few weeks later - followed by the Beverage Director, who has accepted a VP Beverage Innovation position with DineEquity - and too many marketing and field people to mention[.] Pricing increases have been far too frequent and aggressive. Technology no longer leads. The loyalty pilot has been a bust. The GEC (Guest Experience Captain) role has shown negligible positive impact on store performance. The list goes on. We are hopeful that your focus will bring long overdue change.” Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error. 8/16/16: “Several of the BWW expats have had communication over the last couple of days. Just wanted to let you know that the assessment of you and your team, as it related to the challenges with Buffalo Wild Wings, are spot-on and things that literally we have been talking about and trying to change for years. Love the brand, just not the leadership so much” 4/20/17: “Marcato has the support of most employees (current and former). The majority of us still have a passion for the Buffalo Wild Wings brand, and want to see it succeed”

4/11/17: “In full transparency, I am a former employee. Left on good terms with the company. But the frustrations I had with the lack of communication and infrastructure had me shaking my head often. With more than 20 years in the restaurant industry, I was quite taken aback to learn that my two supervisors - a direct, and a vice president - had NO restaurant experience. And these were the people "leading the charge'. It provided a lot of frustration to both me and my peers” complacent leadership culture has demoralized Employees Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error. 2/22/17: “Just had a chance to quickly scan [Marcato’s] BDubs deck…The HQ staff is silently cheering” 2/20/17: “The culture that middle management has created or was directed by executive leadership is dispiriting all management running the four wall execution. Bonus structure for managers are consistently changed to benefit the companies profit with no regard for the managers working 80+ weekly” 1/11/17: “I am a former operations & franchising VP of the brand…I think I can speak for many of us when I say we still have / had a great deal of passion for the brand, but saw certain writing on the wall. From the lack of investment into Product R&D, the lack of operations experience/leadership in the SVP/C-Suite and board room, the lack of a solid and long term strategic plan, to the way the franchise community were viewed as step children, all caused me/us concern. I've remained very close to many franchisees and I am confident stating that your platform and the areas in which you intend reform will be very well received. As a past and future share holder and continuous user, I welcome your position and efforts” 4/20/17: “It was disappointing to see all of the talent and experience of teams be stifled by upper management's lack of planning. Having worked closely with franchisees over the years that I was with BWW, I heard their frustrations…however, I was always told that it could cost me my job if I pushed back or offered empathy for the franchisees”

field operators see numerous flaws in BWLD’s “strategy” 4/29/17: “As a former field leader for them that was eliminated as part of the “efficiency” program that the leadership at Buffalo Wild Wings discussed…Knowing the individuals delivering the call as I do, it was extremely apparent that they were nervous and unprepared. They filled their presentation with excuses on why they so horribly missed Wall Street’s EPS estimates. Their favorite excuse being wing costs. • A while back the company introduced the concept of selling wings by the weight. The expectation was that locations would take a case of wings, twice a day, and weigh them and adjust the number of wings that are served for a snack, small…etc. This was done in an effort to address the wing sizes and cost per wing impact. As many of the other programs put in place by Buffalo Wild Wings, it isn’t happening. The level of importance of doing this has not been communicated by senior leadership. They live in a delusional and misguided world that they believe that because they say you are supposed to do it, you will do it…The other component that they didn’t mention is that COGS went up significantly because there was no longer a charge for the accompaniments of celery, carrots and dressings with the wing orders on value days. They KNEW and communicated there would be an impact to COGS but said the stores would just have to ‘suck it up’ • Delivery was a high point that the leadership continued to try and use as an example of how they are moving in the right direction. This is not entirely true. It is true, delivery sales have seen a significant spike in most locations. However, the cost associated with the delivery component is astronomical (to coin a recent term you used). The process is extremely complicated at the location level with double entry of orders. The third party delivery company sends the order via and iPad and then the team in the location needs to reenter the order into the POS. Because of the extreme speed that this was rolled out, it made for some unforeseen challenges. One of which was pointed out by the “efficiency company” they employed that the take-out areas in B’dubs are poorly designed and “crash and burn” at peak times. • After Delivery rolled out, there was no long-term plan and execution was not good. The third parties that BWW used (GrubHub and Door Dash) approached BWW with a threat of dropping them as a client. The model that the third parties use incorporates a 4% error factor that they are willing to absorb as part of the overall model. Well, because BWW had not addressed the importance of ironing out any kinks in the operations of take out, the error rate at BWW was over 10%. With the slim margins that the third-party delivery folks have, this high error rate was just not going to work. Coincidently enough, the District Managers and Regional Vice Presidents that had the worst results in this area are still there and were not removed during the down-sizing… • These are just examples of how the company was up 0.5% in sales for Q1 but the main impacts were COSTLY traffic driving programs like value day adjustments and delivery. They also had a shift in the where Easter Fell. • Two final statements about International growth and R Taco. Tim Murphy was put in charge of the rollout of the company store openings in Canada as part of his indoctrination in the role of leading international. Because of his complete lack of experience in operations at a high level, the locations failed miserably and were on the verge of being written off over and over again. It wasn’t until North American operations took over the locations that we saw turn around. Tim Murphy is not the man that should be leading International and that is part of why it is moving SO SLOW.” Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error.

“field leadership team [does] not trust senior leadership” 4/24/17: “Recently, Buffalo Wild Wings has been utilizing a “voice of the employee” mechanism called FORUM to measure the level of engagement of team members of all levels at Buffalo Wild Wings. This is done every six months. In years past, they used a mechanism called Say it! Do it! Live it! When that mechanism was used, the senior leadership team used to communicate how well engaged the members of the team are. Since the use of FORUM, there have been no companywide communications to show results as a brand. The latest FORUM survey was launched the week after they reduced the workforce. Results won’t be available for a while. As investor, I am very sure you would like to know the results of the previous two surveys. In those surveys it indicated three important facts (if you ask for this information, be sure to ask for it broken out by each layer of field leadership, I’m sure you will be shocked): • The field leadership team did not trust senior leadership • The field leadership team does not believe the senior leadership team lives the company values • The field leadership team does not have confidence in the direction the senior leadership team has put forth or if they even have communicated one to the field. It’s really no surprise. The organization does not have a culture of accountability. Many years ago the company hired an organizational development company to help with the growing pains of rapid expansion. Their diagnosis was that there were too many committees and groups that were working on things that were either nonessential or were being worked on by other teams so they were duplicating efforts. All of these groups then flooded the organization with priorities and the field was confused and struggled to stay focused. The expectation the company proposed was to narrow spheres of accountability and cut out all the committees because it was leading to a culture of where shared accountability of a group equaled no accountability at all which then lead to no progress. They also said to stay focused on no more than a few priorities because as you add more priorities, the importance of them declines exponentially. Several years later, the company has abandoned that philosophy and went back to committee after committee. NABT and all the other sub teams that are in place. The largest growing segment of office space in the home office is not additional cubicles for additional support team members to support the field, guess what….its meeting rooms…Now the enterprise has hired yet another company to help with organizational development to see how the company should be structured which centered around observations of a small sample of franchisees and company locations. This looks to be the basis of the reduction in workforce. How many companies does this organization have to hire to tell them how to operate? Isn’t that the board of directors main mission? … New leadership is needed both at the senior leadership level and the board that “holds them accountable.” The enterprise just sent out their proxy information. They hail the increase in share value of 1697% since the IPO. This shows how strong the brand has been over the years. Unfortunately, the leadership in position now is not poised to take this brand to the next level as evidenced by their floundering over the last couple of years. Small company ideas do not solve big company problems” Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error.

BWLD culture lacks accountability 3/2/17: “Bungled technology implementations that have distracted management from satisfying the core customer base…Lower labor costs can be achieved if managed correctly. POS replacement to Aloha- right after Lee Patterson got removed from IT. The write downs on these POS changes were the largest to date in company history. They set a precedent that made future mistakes look acceptable. It changed the company culture… LMS - Learning Management System, one deadline pushed after another. Lots of time and money with little-used results. This one's a doozie… B-dubs TV - nice idea on a limited basis, but way too much effort into something that doesn't add much value… Pay at the table - jeez, what disaster. Take it behind the barn and kill it… Dig into projects around Lee Patterson. He came from Applebee's and pushes for "big boy" systems that eventually contributed to Applebee's downfall. Repeating this at BWLD…He's big on "the next big thing" and has a poor track record of finishing projects that pay off any ROI. Any initiative that has a back-end promise can probably be traced back to suggestions from this guy. "In 3-5 years, this will really pay off...“… Overall, Patterson is a futurist technologist who really doesn't get the bdubs customer, so every initiative tends to miss. The worst part is how much it distracts from the core business. Bottom line - this guy never figured out how to make money. 3/7/17: “Another huge problem is watching individual stores fail due to poor management and low accountability standards from Regional Managers” Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error. 4/20/17: “My Director and my Vice President had zero restaurant experience, yet they were responsible for driving sales and innovation. It was dumbfounding”

Pattern of poor execution 4/20/17: “BWW would roll out programs without a fully prepared game plan, and definitely without an exit strategy. One example of this is the Loyalty (Blazin' Rewards) program. After several years, this program has still not been fully developed…Another example is the BOGO Blitz - every month BWW is now pushing a discounted offer to our guests through digital and social media. Anyone with experience in the restaurant industry can tell you that this is a bad idea. When you offer a monthly discount, you are training your guests to wait until an offer is pushed out before visiting BWW. Additionally, these monthly offers are not communicated timely for our operators to fully staff and execute the program to provide our guest and team members a pleasurable experience.” Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error. 2/22/17: “As an operator of a high-volume BWW location, the amount of operational changes that have taken place these last few years has taken a significant toll on all team members. [It] seems that we are throwing everything at the wall in a panic to see what sticks. The only way to increase revenue is to increase guest experience, tighten four-wall execution, and simplify the processes. Introducing an immense amount of operational changes in such a short period of time leaves everything muddled and gives no room for growth”

“wing-counting” strategy has been executed poorly & harms all constituents 2/20/17: “I previously worked for BW3's as a full-time shift lead…The transition from discrete quantities of chicken wings (8, 12, 18, etc.) to variable-quantity "labels" (snack, small, etc.) has been nothing but a nightmare for everyone involved. Let's dissect this market failure from a few different points of view: The customer --The expectation when walking into a "wing joint" is that you'll be able to order X quantity of wings for X price. The customer's expectation is immediately not met when looking at the menu for the first time. They'll probably question the motives behind the non-standard ordering requirements (maybe consciously, maybe subconsciously), and the solution the customer is offered may not be satisfactory. Also, in my experience, "snack" boneless wing counts were rarely ever in the "9" category, much less so than the "7" category, which seems to favor the company over the customer. Upon hearing the explanation of why the transition was made, the customer will likely be more critical of the quantity of food he/she is receiving, drawing attention away from the other positive things that make BW3's a great place to eat. Bite the bullet and factor the variance into the cost of the wings. The server --Explaining the reasoning behind wing quantities takes time to explain to customers. Most restaurants live or die based on service and ticket times… The kitchen --Counting and weighing wings adds workload to both managers and kitchen staff that could be spent elsewhere. These personnel already have a ton of tasks to juggle and may not have time to get around to (such as filtering the fryers twice a day [pretty unreasonable]). Instead of focusing on the company's bottom line, focus more time making the experience as best as possible for the consumer. There are a slew of other minor inefficiencies, such as making inventory harder to calculate, additional quality control at the expo window, remembering to update the count stickers, on top of the added cognitive load required to remember to count out the wings” Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error.

Deficient corporate strategy has alienated “core customers” 3/8/17: “[W]e have had many issues ranging from food quality, to customer service, to overall convenience. Our biggest issues have been: - Inconsistent food quality (we predominantly order wings, and they come out with too much sauce, or too little sauce, are over-cooked, or under-cooked) - Inconsistent customer service (we have found a handful of servers over the years who have gotten to know us and treat us great, but beyond that, the transient nature of the server position usually winds up disappointing us, resulting in slow/inaccurate service) - The Guest Captain position has always perplexed me as a customer. From my vantage point, the only function the Guest Captain ever performed was hovering in the dining area introducing him/herself as the Guest Captain. When we dined during particularly busy times, it would have made sense for the Guest Captain to step in and assist where necessary, however, they always appeared to fumfer through the dining area aimlessly. Seemed like a very frivolous/wasteful FTE in my opinion. - My 5-year-old daughter always loves the tablets in the restaurants that we frequent. However, at BWW, the tablets always seem to be broken or unavailable, and higher level functionality doesn't seen to exist (i.e., paying your bill, ordering, etc.). We ate at Olive Garden this evening and had a wonderful experience with their tablet. We like Buffalo Wild Wings, and will continue to return. That said, it sure would be nice for the ops management folks to get some of the basic consistency issues ironed out. We have spent thousands of dollars dining and drinking at BWW, and would love to see it evolve from a quality and service point of view.” Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error.

Deficient corporate strategy has alienated “core customers” (Cont’d) Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error. 2/20/17: “My biggest complaint is the price. I was a huge customer for years. That has changed. Now I go to hooters. It seems like your prices raised while the wing sizes got smaller. I don't even know how many wings I will get in a order anymore. Its only a estimate now, I could get 7 maybe I get 10. You even charge for a tiny cup of ranch. I understand you need profit but this is to much for me. Unless it was to change I will not be back. I will just drive straight by it to get to hooters” 1/4/17: “Being a fan of BWW, I stood in line at my neighborhood store to be one of the first 100 people to get free wings for a year (6 wings/week). That was over 6-years ago. Since that time, I have visited BWW less and less and now only visit once every 3-months (maybe). My biggest qualm...the prices. While I would love to meet with my girlfriends or work friends at BWW's, we all have the same response, ‘It's too expensive’…And I have to pay how much for each additional ranch?! At a sports bar, you want to stay for awhile, to watch the full game, but the price of the alcohol and food don't mesh with this kind of atmosphere…In the first three years of the BWW's being open in my town, the staff was very quick, knowledgeable, knew the menu and were very attentive. Yet, this no longer seems to be as high of a priority. In visiting the restaurant in the summer of 2016, while I appreciated the waitress' personality for our table, the lack of priority was evident for others…I would love BWW's to be my restaurant of choice, once again, but until some things make a change for the better, I can't see myself visiting there more often than I do now.” 1/3/17: “Simplify the menu. You used to pretty much sell wings and now the menu is all over the road. Have you ever seen the menu at Cheesecake Factory? Gives me a headache with all the choices… “I have been going to BWW ever since they opened their doors in Dallas and I have seen a decline in enthusiasm with the staff. You don't sell wings. The product is your service. I go for the food of course but more importantly how I'm treated each and every time. There are some locations I will not step foot in again to a poor experience…I have seen too many times where staff is goofing around with their colleagues as opposed to getting a customer more water after consuming blazing wings. Not a pretty sight! Keeping customers happy will keep brining them back even when economic times are tough”

Buffalo wild wings stores are run better when owned by franchisees Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error. 4/13/17: “I am a former BWW franchisee who sold my stores to the BWW [corporation]. I created many of the promotions BWW uses to this day and was awarded all of the BWW franchise awards possible. Immediately after corporate took over the operations, I started to get phone calls from most of my mangers complaining about the ‘forced’ operation procedures which negatively impacted customer satisfaction. They all wanted out. My motto was to count smiles not wet naps. BWW corporate took a much different approach and tried to run the operations like their own stores. This lost all local identity and respect. I had customers call me and say[, ‘]I'll never go back into the stores[’] because the culture had changed their experience”

leadership change is needed to prevent irrevocable damage 4/17/17: “Buffalo Wild Wings senior management is taking the company down a path of no return. They recently "compressed" 50 home office and field employees in an effort to reduce costs and to create a diversion from what is sure to be another disastrous earning call next week. This move was done under the guise of getting "closer to the work". They have yet to be able to articulate how doubling workloads because of the firings gets anyone closer to anything. This management team is blindly following the script of a third party efficiency consultant, with no regard for tenure, value or experience. The moves made last week have weakened the organization, created morale and loyalty issues as well as significantly reducing the level of support that both Franchise and corporate units will receive. Original ideas are foreign to current leadership. All the success achieved in previous years was due to ideas from the field (table service, value engineering of remodels, limited time only menu offerings...). Management initially fought all these initiatives until they ultimately took credit for them. The worst ideas (generated by leadership) which cost the company tens of millions (Guest Experience Business Model, unifying to a single POS when they [knew] that the provider had significant programming issues) continue to plague the organization to this day. The firing of four dozen key employees may have slightly improved the bottom line for one quarter but did nothing to address the real issues still in play: *Lack of menu innovation which has driven customers elsewhere. *Inferior POS support which has cost Franchisees and corporate operators hundreds of thousands of dollars in lost revenue. *No technology innovation in a changing climate where competition is cutting edge. *No plan to effectively market to millennials. This management team must go. BWW is an iconic brand that is beloved by the nation but is in danger of implosion. Please right this rudderless ship!” Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error. 4/13/17: “To improve the performance of BWW, I would clean house and get operators involved in the management. Now you have bean counters and attorneys running the show with lip service about customer care” 4/28/17: “It was obvious from the earnings call that the guest experience is less than ideal. Why are you not calling on Sally Smith to replace the person responsible for that area? When the NRN survey says the guest experience is at the bottom across all categories, the Senior Vice President of Guest Experience is clearly failing. Why does that position even exist? Is that person the "Head Guest Experience Captain? Did they take an idea that works well at high volume stores and force it across the system? Another failed initiative from Lee Patterson. Fire him!”

Employees & franchisees alike support marcato’s strategy recommendations Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error. 2/22/17: “Thank you for your company's recent letter to Buffalo Wild Wings, Inc. highlighting many of the valid, fundamental issues and strategic mistakes which continue to hinder our franchise success and growth. As a current 24 year franchisee of BWW, Inc, I have expressed many of these same highlighted issues to our franchisor, its executive committee, its operators and representatives only to be relegated to the background and advised to "...not be contrary or outspoken". Over recent years our company has seen and realized a marked paradigm shift in our BWW, Inc. franchisor strategies, its methodologies, its greed, its waste, its accountability, and its systematic limitation/ elimination of its franchisees, their available territories and future for growth. It is not just BWLD's stock price that is compromised or limited by the highlighted issues listed in the letter… It is my sincerest hope that BWW, Inc's executive committee, will heed your company's structural and strategic advice responsibly. That many of the issues which hinder BWW, Inc. have been highlighted in your company's letter is much appreciated and long overdue” 12/8/16: “Fresh senior management which has a real interest in franchisees profitability vs. their own stock options. Consistency in the application and enforcement of system standards and other compliance requirements, including remodels. Too many pet and favorite son franchisees getting special treatment: Ansley, Cook, Hutchinson, Ward” 12/8/16: “Franchise operators always seem to produce higher sales per seat/unit at most chain or casual dining restaurants. It is no different at Buffalo Wild Wings. A closer look at Company operations would identify numerous markets that fall far, far short of what franchise operators can (and do) produce in many areas of the country” 12/6/16: “I was VP Franchise Sales with BWW 1997-2008 and awarded many of the current franchise agreements nationally as well as approved franchise sites. One of the reasons I decided to leave early 2008 is the company's continued priority of company store development & their desire to hold future territory for company stores. It was pretty clear during my 10 years at BWW that franchising was the "weak step child" of the brand. Creating a pro franchise format and refranchising company stores will unleash the brand to new heights”

Shareholders are frustrated with the status quo 3/10/17: “Buffalo Wild Wings continues to miss the mark…As a shareholder I feel the leadership has gotten complacent, and aren't focused on the needs of their shareholders, but instead their own greed” 3/9/17: “Owner of 1986 shares. I agree with all your perspectives. I have listened to most of the quarterly calls and it has become more yada yada and nothing improves. One area is at seat ordering and they have never gotten this done right. I just came across an app that could be implemented quickly and cost effectively that is done, not off a tablet that BW3 has to purchase, but off a customers smart phone and is done without a specific BW3 phone app having to be created…BW3 should be a leader in this regard.” 2/20/17: “I have read the reviews on the naples' fl bw3. I am a stock holder. The reviews on yelp and trip advisor are terrible. This is not good…I see that the company wrote off $600,000.00 in the past year on pizza rev. So much for research. I wonder how rtaco is doing?” 2/23/17: “Like you, I believe that BWW's decision to buy back franchised stores was a mistake. I would be interested to find out how this decision was made” 2/20/17: “I own 1800 shares in an IRA. Current management is 'in over its head. Last year the CEO's excuse on CNBC for lame financial performance was that March Madness hadn't produced enough exciting games, but she promised that the upcoming soccer tournament (Copa America, I think) would turn it around, which was nonsense. Appalling Yelp reviews about service indicate poor oversight and quality control” Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error.

Shareholder support for Marcato’s plan for change 12/6/16: “Just go ahead with your plan! Very much appreciated! I can't see why any rational individual could argue against it” 3/8/17: “You guys have come out with some fantastic analyses. Thank you for holding management and the board accountable!” 12/15/16: “Marcato Capital Mgmt, I'm a long term shareholder of BWLD since April 2005; and I greatly appreciate all efforts to increase shareholder value” Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error.

support for marcato’s director nominees Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error. 3/30/17: “Lee [Sanders] joined the BWW executive team in 2001 as SVP Development & I reported to Lee. His creativity and leadership company-wide were, in my opinion, key factors in the amazing franchise & company restaurant expansion we experienced through those "go-go' years… His innovative franchise sales incentives & site modeling knowledge were built into the BWW FDD with great success. We attracted quality restaurant operators nationally to carry the brand forward. Without Lee's leadership & common sense approach BWW would not be the successful brand that we all love today” 3/30/17: “As an owner operator of 250 restaurants across the USA, I feel very fortunate that I was able to work with Lee Sanders…He always provided our company with great insight, expert advice on how to implement a very fast paced development plan, and kept us focused on the importance of building the brand the right way. As a result of his outstanding leadership, keen business insight, and total in-depth knowledge of the franchise business model, we eventually built 41 successful Buffalo Wild Wings units. We always had the utmost confidence in Lee's ability to lead the Buffalo Wild Wings development to new heights of success” 3/31/17: “I had the privilege to work with Lee Sanders during my time as a Director at Buffalo Wild Wings… Lee is a consummate professional and talented leader. He is extremely well respected within the restaurant and franchise industries for his strong leadership and ability to build lasting relationships. These skills are especially apparent when working with franchisees. While he is unafraid to make difficult decisions that he believes are best for the long term viability of an organization, he actively seeks to collaborate to determine the best course of action. I experienced this leadership firsthand, as he chartered the course to quickly and successfully grow Buffalo Wild Wings from a regional brand into a well respected national restaurant brand that was highly desired by landlords and municipalities. Always willing to also take calculated risks, Lee provided the vision to keep the concept fresh and profitable. He also provided the structural framework to ensure success”

support for marcato’s director nominees (cont’d) Source:Inbound communications submitted via email and through www.WinningAtWildWings.com. Note:Quotes shown as submitted and are not edited for spelling, syntax, or grammatical error. 4/13/17: “I see Lee Sanders might get on the board and I would highly endorse Lee. He came in when I had already opened some restaurants and made a significant improvement on getting the franchisees perspective in front of his bosses. He is a no non-sense guy who understands what drives the business” 3/8/17: “Thanks Mick, You are bold man orchestrating a brilliant maneuver. I am very grateful for your leadership at this time for BWLD…You couldn't have chosen better Board members in Scott Bergren & Lee Sanders…Your Team & ideas are brilliant. For that, I thank you! I have several ideas regarding the capitalization of this company, far different from the humble ideas of current management of 1.5X Debt/EBITDA & buybacks. The ABS debt market would be a better home to return capital” 3/30/17: “As a former Director, Sr Director and VP in a variety of franchising and operational roles at BWW, I worked with and for Lee...[He is:] Trusted and Respected by franchisees as fair, honest, impartial and firm when necessary. Sometimes he had to make the tough and unpopular decisions that were best for the business…in the end, it was clear the right decision had been made. He also always looked out for the benefit of the system. He is an acknowledged content expert in the company for franchising and restaurant strategies. The strategist who was the critical driver of the massive growth of the chain from a 100 units to 500+. Lee had a vision of how to grow that brand. I arrived at 117 locations and departed at 599. From 1982 - 2001, no one else was able to plan for and execute that growth. Acknowledged in the casual dining industry as an operators' operator” 3/2/17: “Lee Sanders - there's a guy who knows how to make money. Great choice! If you get one director on the board, push for Lee Sanders”